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                                                                    EXHIBIT 10.3

MICHIGAN FORM


             MORTGAGE, SECURITY AGREEMENT AND ASSIGNMENT OF RENTS


      THIS MORTGAGE, SECURITY AGREEMENT AND ASSIGNMENT OF RENTS, dated as of March 24, 1997 by KEY PLASTICS, INC., a Michigan corporation, whose address is 21333 Haggerty Road, Suite 200, Novi, Michigan 48375 (the "Mortgagor"), to NBD BANK, a Michigan banking corporation, whose address is 611 Woodward Avenue, Detroit, Michigan 48226 (the "Mortgagee"), as agent for the benefit of itself and the lenders (the "Lenders") which are parties to the Credit Agreement defined below.

                                    RECITALS:

      A. The Mortgagor has entered into a Credit Agreement dated as of March 24, 1997 (as amended or modified from time to time, including any agreement entered into in substitution therefor, the "Credit Agreement") pursuant to which the Lenders agreed, subject to the terms and conditions thereof, to extend credit to the Mortgagor up to and pursuant to the Schedule attached hereto a maximum principal amount outstanding at any time equal to One Hundred and Forty Million and No/100 Dollars ($140,000,000.00) maturing on or before September 24, 2004, as such date may be extended by agreement of the parties to the Credit Agreement.

      B. As a condition to the effectiveness of the obligations of the Mortgagee and the Lenders under the Credit Agreement, the Mortgagor is obligated, among other things, to grant a lien on the mortgaged premises hereinafter described.

                                   WITNESSETH:

      NOW, THEREFORE, to secure (a) the prompt and complete payment of all Indebtedness and other obligations of the Mortgagor or any Subsidiary now or hereafter owing to the Lenders or the Mortgagee under or on account of the Credit Agreement, any Security Document or any letters or credit, notes or other instruments issued to the Mortgagee or the Lenders pursuant thereto, (b) the performance of the covenants under the Credit Agreement and the Security Documents and any monies expended by any Lender or the Mortgagee in connection therewith, and (c) the prompt and complete payment of all obligations and performance of all covenants of the Mortgagor or any Subsidiary in connection with Swaps relating to Indebtedness under the Loan Documents (including any interest accruing subsequent to any petition filed by or against the Mortgagor or any Subsidiary under the U.S. Bankruptcy Code, whether or not allowed), indemnity and reimbursement obligations, charges, expenses, fees, reasonable attorneys' fees and disbursements and any other amounts owing thereunder (all of the aforesaid Indebtedness,



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obligations and liabilities of the Mortgagor and its Subsidiaries being herein called the "Mortgage Indebtedness" and this Mortgage and all of the other documents, agreements and instruments among the Mortgagor, the Subsidiaries, the Lenders, the Mortgagee or any of them, evidencing or securing the repayment of, or otherwise pertaining to, the Mortgage Indebtedness, including without limitation the Credit Agreement, the Notes and the Security Documents, being herein collectively called the "Loan Documents"), the Mortgagor does hereby MORTGAGE and WARRANT unto the Mortgagee, and its successors and assigns, the following described property (the "Mortgaged Premises"):

      (A) the land situated in the Township of Plymouth, County of Wayne and State of Michigan, more specifically described in Exhibit A hereto (the "Land");

      (B) all easements, rights-of-way, licenses and privileges, thereunto belonging or in anywise appertaining, including without limitation all Mortgagor's right, title and interest in and to those easements, rights-of-way, licenses and privileges described in Exhibit A hereto, if any;

      (C) all buildings and improvements now or hereafter situated upon the Land or any part thereof;

      (D) to the extent, if any, of Mortgagor's interests thereon, all minerals, royalties, gas rights, water, water rights, water stock, flowers, shrubs, lawn plants, crops, trees, timber and other emblements now or hereafter located on, under or above all or any part of the Land;

      (E) all and singular the tenements, hereditament and appurtenances belonging or in anywise appertaining to the Land, and the reversion or reversions, remainder and remainders thereof; and also all the estate, right, title, interest, property, claim and demand whatsoever of Mortgagor, of, in and to the same and of, in and to every part and parcel thereof;

      (F) all the rents, issues and profits thereof under present or future leases, or otherwise, which are hereby specifically assigned, transferred and set over to Mortgagee, including, but not limited to, all rights conferred by Act No. 210 of the Michigan Public Acts of 1953 as amended by Act No. 151 of the Michigan Public Acts of 1966 (MCL 554.231 et seq.), and Act No. 228 of the Michigan Public Acts of 1925 as amended by Act No. 55 of the Michigan Public Acts of 1933 (MCL 554.211 et seq.) and including, but not limited to, all cash or securities deposited under any such leases to secure performance by the tenants of their obligations thereunder, whether said cash or securities are to be held until the expiration of the terms of such leases or applied to one or more of the installments of rent coming due thereunder;

      (G) all right, title and interest of Mortgagor, if any, in and to the land lying in the bed of any street, road, avenue, alley or walkway, opened or proposed or vacated, or any strip or gore, in front of or adjoining the Land;


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      (H)   all machinery, apparatus, equipment, fittings, fixtures, and articles of personal property of every kind and nature whatsoever, other than consumable goods, now or hereafter located in or upon the Land or any part thereof and used or useable in connection with any present or future operation of the Land or any building or buildings now or hereafter on the Land and now owned or hereafter acquired by Mortgagor (all of which is herein called "Equipment"), including, but without limiting the generality of the foregoing, all lighting, heating, cooling, ventilating, air-conditioning, incinerating, refrigerating, plumbing, sprinkling, communicating and electrical systems, and the machinery, appliances, fixtures and equipment pertaining thereto, it being understood and agreed that all Equipment is part and parcel of the Land and appropriated to the use of said real estate and, whether affixed or annexed or not, shall for the purposes of this Mortgage, unless Mortgagee shall otherwise elect, be deemed conclusively to be real estate and mortgaged hereby; and

      (I) any and all awards or payments, including interest thereon, and the right to receive the same, which may be made with respect to the Land and are or will be payable to Mortgagor as a result of (a) the exercise of the right of eminent domain, (b) the alteration of the grade of any street, (c) any loss of or damage to any building or other improvement on the Land, (d) any other injury to or decrease in the value of the Land or (e) any refund due on account of the payment of real estate taxes, assessments or other charges levied against or imposed upon the Land, to the extent of all amounts which may be secured by this Mortgage at the date of receipt of any such award or payment by Mortgagee, and of the reasonable counsel fees, costs and disbursements incurred by Mortgagee in connection with the collection of such award or payment, Mortgagor hereby agreeing to execute and deliver, from time to time, such further instruments as may be reasonably requested by Mortgagee to confirm such assignment to Mortgagee of any such award or payment.

      TO HAVE AND TO HOLD the Mortgaged Premises, and each and every part thereof, unto Mortgagee and its successors and assigns forever. Any reference herein to the "Mortgaged Premises" shall, unless the context shall require otherwise, be deemed to include and apply to the above described Land and said buildings, improvements, Equipment, rents, issues, profits, leases, easements, tenements, hereditament and appurtenances and all other rights, privileges and interests hereinabove described.

      SUBJECT only to those matters set forth in Exhibit B hereto ("Permitted Encumbrances").

      AND Mortgagor does hereby covenant and warrant as follows:

      1. Payment of Mortgage Indebtedness; Performance of Agreements. The Mortgagor shall pay the principal of and interest on the Mortgage Indebtedness according to the terms thereof, and will keep and perform all the covenants, promises and agreements on its part to be performed in any and all Loan Documents, all in the manner herein or therein set forth.


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      2.    Covenants of Title. The Mortgagor has good and indefeasible title to the Land in fee simple and has good and indefeasible title to the entire Mortgaged Premises and with good right and full power to sell, mortgage and convey the Mortgaged Premises, the Mortgaged Premises are free and clear of liens and encumbrances except Permitted Encumbrances, whether presently existing or which may hereafter be created in accordance with the terms hereof, and Mortgagor will warrant and defend the Mortgaged Premises against all lawful claims and demands whatsoever. The Mortgagee shall have the right, at its option and at such time or times as it, in its sole discretion, shall deem reasonably necessary, to take whatever action it may reasonably deem necessary to defend or uphold the lien of this Mortgage or otherwise enforce any of the rights of Mortgagee hereunder or any obligation secured hereby, including without limitation, the right to institute appropriate legal proceedings for such purposes.

      3. Payment of Taxes, Assessments and Charges. The Mortgagor shall pay when due, and before any interest, collection fees or penalties shall accrue, all real estate taxes, special assessments, water and sewer charges or other governmental charges and impositions levied or assessed with respect to the Mortgaged Premises or any part thereof except to the extent that payment of any of the foregoing is then being contested in good faith by appropriate legal proceedings and with respect to which adequate financial reserves have been established on the books and records of the Mortgagor. Should Mortgagor fail to so pay such taxes, special assessments, water and sewer charges or other governmental charges or impositions or establish such adequate financial reserves, Mortgagee may, at its option, pay the same for the account of Mortgagor.

      4. Reserves for Taxes and Insurance Premiums. Upon the occurrence of any Event of Default, Mortgagor shall pay to Mortgagee upon the request of Mortgagee, installments of the taxes and assessments levied or to be levied upon the Mortgaged Premises, and installments of the premiums that will become due and payable to renew the insurance hereinafter provided, said installments to be substantially equal and to be in such amount as will assure to Mortgagee that not less than 30 days before the time when such taxes and premiums, respectively, become due Mortgagor will have paid to Mortgagee a sufficient amount to pay the same in full. Said amounts paid to Mortgagee hereunder need not be segregated nor kept in a separate fund, and no interest shall be payable thereon. Said amounts shall be held by Mortgagee as additional security for the Mortgage Indebtedness and, except as provided in the following sentence, be applied to the payment of said taxes and assessments when the same become due and payable. Mortgagee may, at its option, but without any obligation on its part so to do, apply said amounts upon said taxes and assessments or insurance premiums or toward the payment of the Mortgage Indebtedness or any portion thereof, whether or not then due or payable. The Mortgagee shall endeavor to notify the Mortgagor of how such amounts were applied, provided however that the failure to give such notice shall not affect Mortgagee's rights under this Mortgage.


             MORTGAGE, SECURITY AGREEMENT AND ASSIGNMENT OF RENTS

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      Upon an assignment of the Mortgage, Mortgagee shall have the right to pay over the balance of such deposits in its possession to the assignee and Mortgagee shall thereupon be completely released from all liability with respect to such deposits and Mortgagor or owner of the Mortgaged Premises shall look solely to the assignee or transferee in reference thereto. This provision shall apply to every transfer of such deposits to a new assignee. Upon full payment and satisfaction of the Mortgage Indebtedness or at any prior time upon the election of Mortgagee, the balance of the unapplied deposits in its possession shall be paid over to the record owner of the Mortgaged Premises and no other party shall have any right or claim thereto in any event, provided that in the event of a foreclosure of the Mortgaged Premises, the purchaser at such foreclosure shall have the right to receive such unapplied deposits. The Mortgagor agrees, at Mortgagee's request, to deliver the aforesaid deposits to such service or financial institution as Mortgagee shall from time to time designate.

      5. Payment of Other Obligations. The Mortgagor shall also pay any and all other obligations, liabilities or debts which may become liens, security interests, or encumbrances upon or charges against the Mortgaged Premises for any repairs or improvements that are now completed or are in progress or which may hereafter be made thereon, or for any other goods, services, or utilities furnished to the Mortgaged Premises, and shall not permit any lien, security interest, encumbrance or charge of any kind securing the repayment of borrowed funds (including the deferred purchase price for any property) to accrue and remain outstanding against the Mortgaged Premises or any part thereof, or any improvements thereon other than Permitted Encumbrances, if any, except to the extent that payment of any of the foregoing is then being contested in good faith by appropriate legal proceedings and with respect to which adequate financial reserves have been established on the books and records of the Mortgagor.

      6. Maintenance and Repair; Compliance with Laws; Inspection. The Mortgagor will keep the Land and all the improvements thereon in good order and repair, and Mortgagor expressly agrees that it will not do or permit waste on the Land nor do any other act whereby the Mortgaged Premises will become less valuable or the lien hereof may be impaired. Should Mortgagor fail to effect the necessary repairs and such failure shall remain unremedied for 20 calendar days after written notice thereof shall have been given to the Mortgagor by the Mortgagee, Mortgagee may at its option make such repairs for the account of Mortgagor. The Mortgagor will promptly comply, and cause the Mortgaged Premises and the occupants or users thereof to comply, with all present and future laws, ordinances, orders, rules and regulations and other requirements of any governmental authority affecting the Mortgaged Premises or any part thereof or the use or occupancy thereof and with all instruments and documents of record or otherwise affecting the Mortgaged Premises, or any part thereof, or the use or occupancy thereof. The Mortgagee, and any person authorized by Mortgagee, shall have the right to enter upon and inspect the Mortgaged Premises at all reasonable times and with reasonable notice.

      7. Insurance. (a) The Mortgagor shall keep the buildings and other improvements on the Land, or which may hereafter be erected thereon, constantly insured for the benefit of


             MORTGAGE, SECURITY AGREEMENT AND ASSIGNMENT OF RENTS

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Mortgagee with such company or companies as may be reasonably acceptable to
Mortgagee and in an amount reasonably satisfactory to Mortgagee, which amount shall not be less than 100% of the then full replacement cost of such building and improvements (exclusive of excavations, foundations and footings), which policies shall be without deduction for depreciation and be subject to the payment of a deductible not in excess of an amount reasonably satisfactory to Mortgagee, until the Mortgage Indebtedness and all interest thereon and all of the amounts due hereunder are fully paid, against fire and such other hazards and risks customarily covered by the standard form of "extended coverage" endorsements available in the State of Michigan, and shall further provide flood insurance (if the Mortgaged Premises are situated in an area designated as a flood hazard area by the Director of the Federal Emergency Management Agency or as otherwise required by the Flood Disaster Protection Act of 1973 and regulations issued thereunder), rent insurance in an amount not less than one year's gross rent derived from the Mortgaged Premises, and such other appropriate insurance as Mortgagee may reasonably require from time to time. All such policies shall include standard mortgagee clauses in favor of Mortgagee and shall provide that the proceeds thereof shall be paid to Mortgagee, all as may be satisfactory to Mortgagee. During any construction, repair or restoration of the buildings and other improvements on the Mortgaged Premises, Mortgagor shall carry or cause to be carried builder's risk insurance which names Mortgagee as a loss payee as its interests may appear. The Mortgagor shall also carry comprehensive general or public liability insurance with reference to the Mortgaged Premises, which names Mortgagee as an additional insured. All such policies shall provide that the same may not be canceled or terminated without giving Mortgagee at least 30 days' prior written notice of such cancellation or termination.

            (b) The Mortgagor shall deliver to Mortgagee at its principal office aforesaid or at such other place as may be designated by the holder hereof such insurance policies or, if Mortgagee consents, certificates evidencing such policies. Renewals thereof shall likewise be delivered to Mortgagee at least 15 days before the expiration of any existing policies. Should Mortgagor fail to insure or fail to pay the premiums on any such insurance or fail to deliver the policies or renewals thereof as provided above, Mortgagee at its option may have such insurance written or renewed and pay the premiums thereon for the account of Mortgagor.

            (c) In the event of loss or damage, the proceeds of said property and builders' risk insurance on the buildings and improvements shall be paid to Mortgagee alone. No such loss or damage shall itself reduce the Mortgage Indebtedness. The Mortgagee is authorized to adjust and compromise such loss without the consent of Mortgagor, to collect, receive and receipt for such proceeds in the name of Mortgagee and Mortgagor and to endorse Mortgagor's name upon any check in payment thereof. Such proceeds shall be applied first toward reimbursement of all costs and expenses of Mortgagee in collecting said proceeds and then toward payment of the Mortgage Indebtedness or any portion thereof, whether or not then due or payable, or Mortgagee at its option may apply said insurance proceeds, or any part thereof, to the repair or rebuilding of the Mortgaged Premises. No such application of proceeds by Mortgagee toward


             MORTGAGE, SECURITY AGREEMENT AND ASSIGNMENT OF RENTS

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payment of the Mortgage Indebtedness shall reduce the amount of the payments required to be made on the Mortgage Indebtedness in accordance with its terms.

            (d) In the event of a foreclosure of this Mortgage, the purchaser of the Mortgaged Premises shall succeed to all of the rights of Mortgagor under said insurance policies payable to Mortgagee, including any right to unearned premiums and the right to receive the proceeds of any insurance payable by reason of any loss theretofore or thereafter occurring.

      8. Eminent Domain. Notwithstanding any taking under the power of eminent domain, alteration of the grade of any street, or other injury to or decrease in value of the Mortgaged Premises by any public or quasi-public authority or corporation, Mortgagor shall continue to pay the Mortgage Indebtedness in accordance with the terms of the Notes, and any reduction in the principal sum resulting from the application by Mortgagee of such award or payment as hereinafter set forth shall be deemed to take effect only upon the receipt by Mortgagee of such award. The Mortgagor hereby assigns the entire proceeds of any award or payment to Mortgagee. The Mortgagee is authorized to commence, appear in and prosecute, in its own or in Mortgagor's name, any action or proceeding relating to any such taking, and to settle or compromise any claim in connection therewith. Such proceeds shall be applied first toward reimbursement of all costs and expenses of Mortgagee in collecting said proceeds and then toward payment of the Mortgage Indebtedness or any portion thereof, whether or not then due or payable, or Mortgagee at its option may apply said proceeds, or any part thereof, to the alteration, restoration or rebuilding of the Mortgaged Premises. No such application of proceeds by Mortgagee toward payment of the Mortgage Indebtedness shall reduce the amount of the payments required to be made on the Mortgage Indebtedness in accordance with its terms.

      9. Waste. The failure of Mortgagor to pay any taxes or assessments assessed against the Mortgaged Premises, or any installment thereof, or any premiums payable with respect to any insurance policy covering the Mortgaged Premises, shall constitute waste, as provided by Act No. 236 of the Michigan Public Acts of 1961 as amended (MCLA 600.2927). The Mortgagor further hereby consents to the appointment of a receiver under said statute, should Mortgagee elect to seek such relief thereunder.

      10. Reimbursement of Advances by Mortgagee. The Mortgagor shall pay to Mortgagee, upon demand, all sums expended by Mortgagee, or by a receiver appointed at the request of Mortgagee, unless such sums shall be paid out of the rents, income and profits from the Mortgaged Premises, (a) to pay insurance premiums, taxes, assessments, water and sewer charges and other governmental charges and impositions with respect to the Mortgaged Premises, (b) to maintain, repair or improve the Mortgaged Premises, (c) to defend the lien of this Mortgage as a lien against the Mortgaged Premises subject only to the Permitted Encumbrances hereinabove expressly set forth, (d) to discharge any lien or encumbrance affecting the Mortgaged Premises other than Permitted Encumbrances,
(e) to cure any default of Mortgagor under any lease or other agreement covering the Mortgaged Premises, (f) to cure any default of


             MORTGAGE, SECURITY AGREEMENT AND ASSIGNMENT OF RENTS

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Mortgagor hereunder or under any of the Loan Documents or (g) for or in connection with any other action taken by Mortgagee to preserve the security of this Mortgage or any other security for the Mortgage Indebtedness or to protect any of Mortgagee's rights hereunder. All such expenditures as shall be made by Mortgagee or such receiver or pursuant to any other provision of this Mortgage or the other Loan Documents, including any reasonable attorneys' fees and disbursements incurred by Mortgagee or such receiver in connection with the foregoing, shall be payable upon demand and be secured by this Mortgage and shall bear interest at the Overdue Rate set forth in the Credit Agreement.

      11. Change in Taxes. In the event any tax shall be due or become due and payable to the United States of America, the State of Michigan or any political subdivision thereof with respect to the execution and delivery or recordation of this Mortgage or any note or other instrument or agreement evidencing or securing repayment of the Mortgage Indebtedness or the interest of Mortgagee in the Mortgaged Premises, Mortgagor shall pay such tax at the time and in the manner required by applicable law and Mortgagor shall hold Mortgagee harmless and shall indemnify Mortgagee against any liability of any nature whatsoever as a result of the imposition of any such tax.

      In the event of the passage after the date of this Mortgage of any law in the State of Michigan deducting from the value of real property for purposes of taxation any lien thereon, or changing in any way the laws now in force for the taxation of mortgages or debts secured thereby (including the interest thereon) for state or local purposes, or changing the manner of collection of any such taxes, and imposing a tax, either directly or indirectly, on this Mortgage, the Notes or any of the other Loan Documents, the holder of this Mortgage shall have the right to declare the entire unpaid amount of the Mortgage Indebtedness, together with accrued and unpaid interest thereon, to be due and payable on a date to be specified by not less than 30 days' written notice to Mortgagor, provided, however, that such election shall not be effective if Mortgagor is permitted by law to pay the whole of such tax in addition to all other payments required thereunder and if Mortgagor, prior to such specified date, makes payment of such tax then due and agrees to pay any such tax when thereafter levied or assessed against the Mortgaged Premises, this Mortgage, the Notes or any of the other Loan Documents.

      12. Events of Default. The occurrence of any of the following events shall be deemed an "Event of Default" hereunder and shall entitle Mortgagee to exercise its remedies hereunder and under any of the other Loan Documents or as otherwise provided by law:

            (a) Nonpayment of any of the Mortgage Indebtedness when due, beyond any period of grace, if any, provided with respect thereto and after the giving of any required notice;

            (b) The failure of the Mortgagor to perform or observe any material term or covenant contained in this Mortgage and such failure shall remain unremedied for 30 calendar days after the earlier of (i) written notice thereof shall have been given to the Mortgagor from the


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Mortgagee and (ii) when the Mortgagor otherwise had knowledge of such failure, unless the Mortgagor is diligently pursuing to cure such failure to the reasonable satisfaction of the Mortgagee;

            (c) Any representation or warranty made by Mortgagor in this Mortgage shall prove to have been false or misleading in any material respect when made; or

            (d) The occurrence of any Event of Default (as defined in the Credit Agreement) under the Credit Agreement.

      13. Remedies upon Default; Power of Sale. Immediately upon the occurrence of any Event of Default after applicable notice and grace periods have elapsed, Mortgagee shall have the option, in addition to and not in lieu of or substitution for all other rights and remedies provided in this Mortgage or any other Loan Documents or provided by law, and is hereby authorized and empowered by Mortgagor, to do any or all of the following:

            (a) Declare the entire unpaid amount of the Mortgage Indebtedness, together with accrued and unpaid interest thereon, and any and all charges payable by Mortgagor to Mortgagee pursuant to any of the Loan Documents, immediately due and payable and, at Mortgagee's option, (i) to bring suit therefor, or (ii) to bring suit for any delinquent payment of or upon the Mortgage Indebtedness, or (iii) to take any and all steps and institute any and all other proceedings that Mortgagee deems necessary to enforce payment of the Mortgage Indebtedness and performance of other obligations secured hereunder and to protect the lien of this Mortgage.

            (b) Commence foreclosure proceedings against the Mortgaged Premises through judicial proceedings or by advertisement, at the option of Mortgagee, pursuant to the applicable statutes in such case made and provided, and to sell the Mortgaged Premises or to cause the same to be sold at public sale, and to convey the same to the purchaser in accordance with said statutes in a single parcel or in several parcels at the option of Mortgagee.

            (c) Cause to be brought down to date an abstract or abstracts and tax histories of the Mortgaged Premises, procure title insurance or title reports or, if necessary, procure new abstracts and tax histories.

            (d) Obtain a receiver to manage the Mortgaged Premises and collect the rents, profits and income therefrom.

            (e) In the event of any sale of the Mortgaged Premises by foreclosure, through judicial proceedings, by advertisement or otherwise, apply the proceeds of any such sale in the order following to: (i) all expenses incurred for the collection of the Mortgage Indebtedness and the foreclosure of this Mortgage, including reasonable attorneys' fees and disbursements, or such


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attorneys' fees and disbursements as are permitted by law, (ii) all sums expended or incurred by Mortgagee directly or indirectly in carrying out the terms, covenants and agreements of the Notes, this Mortgage and the other Loan Documents, together with interest thereon as therein provided, (iii) all accrued and unpaid interest upon the Mortgage Indebtedness, (iv) the unpaid principal amount of the Mortgage Indebtedness, and (v) the surplus, if any there be, unless a court of competent jurisdiction decrees otherwise, to Mortgagor.

      14. Successors in Ownership. In the event ownership of the Mortgaged Premises or any part thereof becomes vested in a person or persons other than Mortgagor without the prior written approval of Mortgagee, Mortgagee may (but shall not be obligated to) deal with such successor or successors in interest with reference to this Mortgage and the other Loan Documents in the same manner as with Mortgagor, without in any manner discharging or otherwise affecting Mortgagor's liability hereunder or upon the Mortgage Indebtedness.

      15. Personal Property. (a) The Mortgagor represents and warrants that Mortgagor owns all presently owned Equipment and other personal property described in this Mortgage free and clear of any and all liens and security interests except for the lien and security interest granted by this Mortgage and Permitted Encumbrances and any Liens permitted by the terms of the Credit Agreement. The Mortgagor further represents and warrants that, as to Equipment and other personal property hereafter acquired, Mortgagor will own all such Equipment and other personal property at the time it is brought on the Land and thereafter free and clear of any and all liens and security interests except for the lien and security interest granted by this Mortgage, any other security instrument or agreement in favor of Mortgagee, and Permitted Encumbrances and any Liens permitted by the terms of the Credit Agreement.

            (b) The Mortgagor does hereby grant a security interest to Mortgagee pursuant to the Uniform Commercial Code in any Equipment and other personal property covered hereby. The Mortgagor agrees, upon request of Mortgagee, to furnish an inventory of personal property owned by Mortgagor and subject to this Mortgage and, upon request by Mortgagee, to execute any supplements to this Mortgage, any separate security agreement and any financing statements to include specifically said inventory of personal property. Upon the occurrence of an Event of Default, Mortgagee shall have all of the rights and remedies therein provided or otherwise provided by law or by this Mortgage, including but not limited to the right to require Mortgagor to assemble such personal property and make it available to Mortgagee at a place to be designated by Mortgagee which is reasonably convenient to both parties, the right to take possession of such personal property with or without demand and with or without process of law and the right to sell and dispose of the same and distribute the proceeds according to law. The parties hereto agree that any requirement of reasonable notice shall be met if Mortgagee sends such notice to Mortgagor at least five (5) days prior to the date of sale, disposition or other event giving rise to the required notice, and that the proceeds of any disposition of any of such personal property may be applied by Mortgagee first to the reasonable expenses in connection


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

therewith, including reasonable attorneys' fees and disbursements and then to payment of the Mortgage Indebtedness.

      16. Assignment of Leases and Rents. As of the date of this Mortgage, Mortgagor hereby assigns to Mortgagee all its right, title and interest in and to all written and oral leases, whether now in existence or which may hereafter come into existence during the term of this Mortgage, or any extension hereof, covering the Mortgaged Premises or any part thereof (but without an assumption by Mortgagee of liabilities of Mortgagor under any such leases by virtue of this assignment), and Mortgagor hereby assigns to Mortgagee the rents, issues and profits of the Mortgaged Premises. Until the occurrence of an Event of Default, Mortgagor shall have the right to receive and collect such rents, issues and profits. Upon the occurrence of an Event of Default, Mortgagee may elect upon written notice to Mortgagor to receive and collect said rents, issues and profits personally or through a receiver so long as any such Event of Default shall exist and during the pendency of any foreclosure proceedings and during any redemption period, and Mortgagor hereby consents to the appointment of a receiver if believed necessary or desirable by Mortgagee to enforce its rights under this paragraph 16. The Mortgagee shall be entitled to all of the rights and benefits conferred by Act No. 210 of the Michigan Public Acts of 1953 as amended by Act No. 151 of the Michigan Public Acts of 1966 (MCL 554.231 et seq.), and Act No. 228 of the Michigan Public Acts of 1925 as amended by Act No. 55 of the Michigan Public Acts of 1933 (MCL 554.211 et seq.). The collection of rents by Mortgagee shall in no way waive the right of Mortgagee to foreclose this Mortgage in the event of any Event of Default.

      17. Prohibition of Transfer and Further Encumbrances. Except as permitted under the Credit Agreement, the Mortgagor shall not, without the prior written consent of Mortgagee, permit or suffer the Mortgaged Premises, or any part thereof, to be sold, assigned, transferred or encumbered in any way, whether by operation of law or otherwise. The preceding sentence shall not apply to transfers of ownership in Mortgagor resulting from the death of a natural person, transfers by a natural person to a member or members of such person's immediate family or transfers by a natural person in connection with bona fide estate planning.

      18. Severability. If any provision hereof is in conflict with any statute or rule of law of the State of Michigan or is otherwise unenforceable for any reason whatsoever, then such provision shall be deemed null and void to the extent of such conflict or unenforceability and shall be deemed severable from but shall not invalidate any other provisions of this Mortgage.

      19. Environmental Matters. The representations, warranties, covenants and agreements made by the Mortgagor to the Mortgagee in the Environmental Certificate delivered by the Mortgagor to the Mortgagee in connection with the execution of this Mortgage are incorporated herein by reference. The Mortgagor agrees that any default under the terms of the Environmental Certificate will constitute a default under this Mortgage.


             MORTGAGE, SECURITY AGREEMENT AND ASSIGNMENT OF RENTS

      20. Waiver. No waiver by Mortgagee of any right or remedy granted hereunder or failure to insist on strict performance by Mortgagor hereunder shall affect or extend to or act as a waiver of any other right or remedy of Mortgagee hereunder, nor affect the subsequent exercise of the same right or remedy by Mortgagee for any further or subsequent default by Mortgagor hereunder, and all such rights and remedies of Mortgagee hereunder are cumulative.

      21. Marshalling. The Mortgagor hereby waives, in the event of foreclosure of this Mortgage or the enforcement by the Mortgagee of any other rights and remedies hereunder, any right otherwise available in respect to marshalling of assets which secure the Mortgage Indebtedness or to require Mortgagee to pursue its remedies against any other such assets.

      22. POWER OF SALE; WAIVER OF NOTICE AND HEARING ON FORECLOSURE. THIS MORTGAGE CONTAINS A POWER OF SALE AND UPON THE OCCURRENCE OF AN EVENT OF DEFAULT MAY BE FORECLOSED BY ADVERTISEMENT. IN FORECLOSURE BY ADVERTISEMENT AND THE SALE OF THE MORTGAGED PREMISES IN CONNECTION THEREWITH NO HEARING IS REQUIRED AND THE ONLY NOTICE REQUIRED IS THE PUBLICATION OF NOTICE IN A LOCAL NEWSPAPER AND THE POSTING OF A COPY OF THE NOTICE ON THE PREMISES. THE MORTGAGOR HEREBY WAIVES ALL RIGHTS UNDER THE CONSTITUTION AND LAWS OF THE UNITED STATES AND THE STATE OF MICHIGAN TO A HEARING PRIOR TO SALE IN CONNECTION WITH FORECLOSURE OF THIS MORTGAGE BY ADVERTISEMENT AND ALL NOTICE REQUIREMENTS EXCEPT AS SET FORTH IN THE MICHIGAN STATUTE PROVIDING FOR FORECLOSURE BY ADVERTISEMENT.

      23. Further Instruments. The Mortgagor shall execute, acknowledge and deliver any and all such further conveyances, documents, mortgages and assurances, and do or cause to be done all such further acts, as Mortgagee may reasonably require to confirm and protect the lien of this Mortgage or otherwise to accomplish the purposes hereof forthwith upon the request of Mortgagee, whether in writing or otherwise.

      24. Notices. All notices, demands, requests, consents and other communications shall be delivered and shall be effective in the manner specified in the Credit Agreement.

      25. Governing Law; Binding Effect; Definitions. This Mortgage, made in the State of Michigan, shall be construed according to the laws thereof and shall be binding upon Mortgagor and its successors and assigns and any subsequent owners of the Mortgaged Premises, and all of the covenants herein contained shall run with the land, and this Mortgage and all of the covenants herein contained shall inure to the benefit of Mortgagee, its successors and assigns. Terms used but not defined herein shall have the meanings ascribed thereto in the Credit Agreement.


             MORTGAGE, SECURITY AGREEMENT AND ASSIGNMENT OF RENTS

      26. Headings. The headings in this Mortgage are for convenience of reference only and shall not limit or otherwise affect the meaning of any provision of this Mortgage.

      27. Fixture Filing. This Mortgage also constitutes a financing statement filed as a fixture filing under the Uniform Commercial Code with respect to goods which are or are to become fixtures relating to the Land and as to which Mortgagor is the debtor and record owner of the Land and Mortgagee is the secured party. It is to be recorded in the real estate records of the County in which the Land is located.

      28. Future Advance Mortgage. This Mortgage secures future advances and is a future advance mortgage under Act No. 348 of the Michigan Public Acts of 1990 (MCL 565.901 et seq). All future advances under the Notes, this Mortgage and the other Loan Documents shall have the same priority as if the future advance was made on the date that this Mortgage was recorded.

      29. Use of Insurance and Condemnation Proceeds. Notwithstanding any other provision of this Mortgage, all insurance proceeds recovered by the Mortgagee on account of damage or destruction to the Mortgaged Premises and all proceeds of any condemnation award recovered by the Mortgagee for any building or equipment taken or damaged, less the cost, if any, to the Mortgagee of such recovery and of paying out such proceeds (including attorneys' fees and costs allocable to inspecting the work and the plans and specifications therefor), shall, upon the written request of the Mortgagor, be applied by the Mortgagee to the payment of the cost of repairing, restoring or rebuilding the improvements on the Mortgaged Premises so damaged or destroyed or of the portion or portions of the Mortgaged Premises not so taken (hereinafter referred to as the "work") and shall be paid out from time to time to the Mortgagor as the work progresses, but subject to the Mortgagee's standard requirements for construction loans of similar nature and subject to the following conditions:

            (a) There shall be no Event of Default under this Mortgage or any of the other Loan Documents; and

            (b) The request for any payment after the work has been completed shall be accompanied by a copy of any certificate or certificates required by law to render occupancy of the Mortgaged Premises legal.

            Upon the completion of the work and payment in full therefore, or upon any failure on the part of the Mortgagor promptly to commence or continue the work, or at any time upon request by the Mortgagor, the Mortgagee may, at its option, either apply the amount of any such proceeds then or thereafter in the hands of the Mortgagee to the payment of the Mortgage Indebtedness or any portion thereof, whether or not then due and payable, or remit such amount to the Mortgagor.


             MORTGAGE, SECURITY AGREEMENT AND ASSIGNMENT OF RENTS

      IN WITNESS WHEREOF, Mortgagor has duly executed this Mortgage as of the day and year first above written.


Signed in the presence of:                   KEY PLASTICS, INC.



/s/ Mary S. Kershner                    By: /s/ Mark J. Abbo
----------------------------------          --------------------------------
Print Name: Mary S. Kershner                Mark J. Abbo
           -----------------------      Its: Treasurer and Assistant Secretary
/s/ Mi Young Lee
---------------------------------
Print Name: Mi Young Lee
           ----------------------

STATE OF MICHIGAN )
                         )SS.
COUNTY OF WAYNE   )

      The foregoing instrument was acknowledged before me on this 24th day of March, 1997, by Mark J. Abbo, the Treasurer and Assistant Secretary of Key Plastics, Inc., a Michigan corporation, on behalf of said corporation.

/s/ Janice K. Atkins
---------------------
                              Notary Public, Janice K. Atkins
                                             -------------------------------
                                             Notary Public, Wayne County, MI

                              Acting in ___________________ County
                              My Commission Expires: Aug 25 1998
-------------

Drafted by and when recorded return to:

Mi Young Lee, Esq.
Dickinson, Wright, Moon,
  Van Dusen & Freeman
500 Woodward Avenue, Suite 4000
Detroit, Michigan  48226
(313) 223-3500


             MORTGAGE, SECURITY AGREEMENT AND ASSIGNMENT OF RENTS

                                   EXHIBIT A

                           Legal Description of Land




Situated in the Township of Plymouth, Wayne County, Michigan, described as:

Part of the east 1/2 of section 25, town 1 south, range 8 east, being more particularly described as: Commencing at the north 1/4 corner of said section 25, thence south 01 degree 58 minutes 06 seconds east along the north-south 1/4 line of said section, 76.77 feet (49.5 feet recorded) to the south line of the Chesapeake and Ohio Railroad Right of Way; thence north 88 degrees 59 minutes
20 seconds east along said south right of way line 232.32 feet to the point of beginning; thence continuing north 88 degrees 59 minutes 20 seconds east along said south right of way, 565.39 feet to a point of a curve; thence along a curve to the right radius of 2815.43 feet through a central angle of 03 degrees 18 minutes 40 seconds arc distance of 162.69 feet, chord bearing south 89 degrees 21 minutes 20 seconds east 162.67 feet to the west line of "I-275" Expressway; thence south 03 degrees 33 minutes 31 seconds east along said west line 1172.85 feet to a monument (M.D.O.T. #33-82293); thence south 01 degree 37 minutes 45 seconds east along said west line 1704.49 feet to the north line of Plymouth Road (70 feet half road right of way); thence north 75 degrees 37 minutes 31 seconds west along said north line 273.99 feet; thence south 14 degrees 22 minutes 29 seconds west 10.00 feet to the north line of Plymouth
Road (60 feet half road right of way); thence north 75 degrees 37 minutes 31 seconds west along said north line 396.61 feet; thence north 76 degrees 03 minutes 41 seconds west along said north line 24.11 feet; thence north 02 degrees 22 minutes 25 seconds west 1508.00 feet; thence north 88 degrees 19 minutes 32 seconds east 540.69 feet (540.46 feet recorded); thence north 01 degree 34 minutes 42 seconds west 788.47 feet (788.42 feet recorded); to a point of curve; thence along a curve to the left, radius of 379.25 feet, through a central angle 89 degrees 44 minutes 22 seconds arc distance of 594.00 feet, chord bearing north 46 degrees 26 minutes 53 seconds west 535.12 feet (534.69 feet recorded); thence south 88 degrees 40 minutes 56 seconds west 241.02 feet (241.18 feet recorded); thence north 02 degrees 23 minutes 04 seconds west 29.83 feet to the point of beginning.




Tax Parcel No. 78-025-99-0006-000
               ------------------



              MORTGAGE, SECURITY AGREEMENT AND ASSIGNMENT OF RENTS

                                   EXHIBIT B

                             Permitted Encumbrances
                              (Plymouth, Michigan)


1. Mortgage and Security Agreement in the face amount of $4,500,000.00 executed by Key Plastics, Inc., a Michigan corporation, to The Economic Development Corporation of the Charter Township of Plymouth (the "EDC") and to Manufacturers National Bank of Detroit (now Comerica Bank), as co-mortgagees, dated December 1, 1987 and recorded December 23, 1987 in liber 23562, page 754 Wayne County Records; which interests of the EDC were assigned to First Trust National Association (as successor to Comerica Bank-Detroit), as trustee, pursuant to an Assignment of Mortgage and Security Agreement dated December 1, 1987 and recorded December 23, 1987 in Liber 13562, Page 772; and all right, title and interest of Comerica Bank under which have been assigned to NBD Bank pursuant to the Assignment of Mortgage and Security Agreement dated as of March __, 1997 and recorded on _______________, 1997 in liber ___, page ___ Wayne County Records; and as amended by the First Amendment to Mortgage and Security Agreement among Key Plastics, Inc., NBD Bank and First Trust National Association, as trustee, dated as of March __, 1997 and recorded on _________, 1997 in liber ____, page ____ Wayne County Records.

2. Uniform Commercial Code-Fixture Filing and Financing Statement filed and recorded December 23, 1987 in liber 23562, page 775 Wayne County Records, Key Plastics, Inc. as Debtor, to The Economic Development Corporation of the Charter Township of Plymouth, which has been continued in liber 26248, page 762, Wayne County Records. NOTE: Said Financing Statement has been assigned on its face to Comerica Bank-Detroit, now known as Comerica Bank, as trustee.

3. Uniform Commercial Code-Fixture Filing and Financing Statement filed and recorded December 23, 1987 in liber 23562, page 792 Wayne County Records, Key Plastics, Inc. as Debtor, to Manufacturers National Bank of Detroit, now known as Comerica Bank, as Secured Party, which has been continued in liber 25899, page 281, Wayne County Records, and amended in liber 26163, page 894, Wayne County Records, as assigned to NBD Bank, as agent pursuant to the assignment filed in liber ____, page ____, Wayne County Records.

4. Subject to a Right-of-Way in favor of The Detroit Edison Company over subject property as recorded in Register No. B-137405, Wayne County Records.

              MORTGAGE, SECURITY AGREEMENT AND ASSIGNMENT OF RENTS

5. Subject to the Interest of Consumers Power Company as to underground gas storage as recorded in liber 16572, page 230 and re-recorded in liber 16589, page 622 and in liber 19465, page 490, Wayne County Records.

6. Subject to a Pipeline Easement in favor of Consumers Power Company over subject property as recorded in liber 16572, page 902, Wayne County Records.



              MORTGAGE, SECURITY AGREEMENT AND ASSIGNMENT OF RENTS

                    SCHEDULE TO MORTGAGE, SECURITY AGREEMENT
                            AND ASSIGNMENT OF RENTS


1.      The Revolving Credit Loan is payable on September 24, 2003.

2. The Term Loan is payable in 30 consecutive quarterly installments on the last Business Day of each March, June, September and December, commencing with the last Business Day of June, 1997, as follows: (i) twenty-six quarterly principal installments of $75,000 each for the first twenty-six quarterly payments and (ii) four principal installments of $3,262,500 each for the next four quarterly installments, and on September 24, 2004.

              MORTGAGE, SECURITY AGREEMENT AND ASSIGNMENT OF RENTS
                        (CHESTERFIELD TOWNSHIP, MICHIGAN)


      THIS MORTGAGE, SECURITY AGREEMENT AND ASSIGNMENT OF RENTS, dated as of March 28, 1997 by KEY PLASTICS, INC., a Michigan corporation, whose address is 21333 Haggerty Road, Suite 200, Novi, Michigan 48375 (the "Mortgagor"), to NBD BANK, a Michigan banking corporation, whose address is 611 Woodward Avenue, Detroit, Michigan 48226 (the "Mortgagee"), as agent for the benefit of itself and the lenders (the "Lenders") which are parties to the Credit Agreement defined below.

                                    RECITALS:

      A. The Mortgagor has entered into a Credit Agreement dated as of March 24, 1997 (as amended or modified from time to time, including any agreement entered into in substitution therefor, the "Credit Agreement") pursuant to which the Lenders agreed, subject to the terms and conditions thereof, to extend credit to the Mortgagor up to a maximum principal amount outstanding at any time equal to One Hundred and Forty Million and No/100 Dollars ($140,000,000.00) maturing on or before September 24, 2004 in accordance with the Schedule attached hereto, as such date may be extended by agreement of the parties to the Credit Agreement.

      B. As a condition to the effectiveness of the obligations of the Mortgagee and the Lenders under the Credit Agreement, the Mortgagor is obligated, among other things, to grant a lien on the mortgaged premises hereinafter described.

                                   WITNESSETH:

      NOW, THEREFORE, to secure (a) the prompt and complete payment of all Indebtedness and other obligations of the Mortgagor or any Subsidiary now or hereafter owing to the Lenders or the Mortgagee under or on account of the Credit Agreement, any Security Document or any letters or credit, notes or other instruments issued to the Mortgagee or the Lenders pursuant thereto, (b) the performance of the covenants under the Credit Agreement and the Security Documents and any monies expended by any Lender or the Mortgagee in connection therewith, and (c) the prompt and complete payment of all obligations and performance of all covenants of the Mortgagor or any Subsidiary in connection with Swaps relating to Indebtedness under the Loan Documents (including any interest accruing subsequent to any petition filed by or against the Mortgagor or any Subsidiary under the U.S. Bankruptcy Code, whether or not allowed), indemnity and reimbursement obligations, charges, expenses, fees, reasonable attorneys' fees and disbursements and any other amounts owing thereunder (all of the aforesaid Indebtedness, obligations and liabilities of the Mortgagor and its Subsidiaries being herein called the "Mortgage Indebtedness" and this Mortgage and all of the other documents, agreements and instruments among the Mortgagor, the Subsidiaries, the Lenders, the Mortgagee or any of them, evidencing or securing the repayment of, or otherwise pertaining to, the Mortgage Indebtedness, including without limitation the Credit Agreement, the Notes and the Security Documents, being herein collectively called the "Loan Documents"), the Mortgagor does hereby MORTGAGE and WARRANT unto the Mortgagee, and its successors and assigns, the following described property (the "Mortgaged Premises"):

      (A) the land situated in the Township of Chesterfield, County of Macomb and State of Michigan, more specifically described in Exhibit A hereto (the "Land");

      (B) all easements, rights-of-way, licenses and privileges, thereunto belonging or in anywise appertaining, including without limitation all Mortgagor's right, title and interest in and to those easements, rights-of-way, licenses and privileges described in Exhibit A hereto, if any;

      (C) all buildings and improvements now or hereafter situated upon the Land or any part thereof;

      (D) to the extent, if any, of Mortgagor's interests thereon, all minerals, royalties, gas rights, water, water rights, water stock, flowers, shrubs, lawn plants, crops, trees, timber and other emblements now or hereafter located on, under or above all or any part of the Land;

      (E) all and singular the tenements, hereditament and appurtenances belonging or in anywise appertaining to the Land, and the reversion or reversions, remainder and remainders thereof; and also all the estate, right, title, interest, property, claim and demand whatsoever of Mortgagor, of, in and to the same and of, in and to every part and parcel thereof;

      (F) all the rents, issues and profits thereof under present or future leases, or otherwise, which are hereby specifically assigned, transferred and set over to Mortgagee, including, but not limited to, all rights conferred by Act No. 210 of the Michigan Public Acts of 1953 as amended by Act No. 151 of the Michigan Public Acts of 1966 (MCL 554.231 et seq.), and Act No. 228 of the Michigan Public Acts of 1925 as amended by Act No. 55 of the Michigan Public Acts of 1933 (MCL 554.211 et seq.) and including, but not limited to, all cash or securities deposited under any such leases to secure performance by the tenants of their obligations thereunder, whether said cash or securities are to be held until the expiration of the terms of such leases or applied to one or more of the installments of rent coming due thereunder;

      (G) all right, title and interest of Mortgagor, if any, in and to the land lying in the bed of any street, road, avenue, alley or walkway, opened or proposed or vacated, or any strip or gore, in front of or adjoining the Land;

      (H) all machinery, apparatus, equipment, fittings, fixtures, and articles of personal property of every kind and nature whatsoever, other than consumable goods, now or hereafter located in or upon the Land or any part thereof and used or useable in connection with any present or future operation of the Land or any building or buildings now or hereafter on the Land and now owned or hereafter acquired by Mortgagor (all of which is herein called "Equipment"),


              MORTGAGE, SECURITY AGREEMENT AND ASSIGNMENT OF RENTS including, but without limiting the generality of the foregoing, all lighting, heating, cooling, ventilating, air-conditioning, incinerating, refrigerating, plumbing, sprinkling, communicating and electrical systems, and the machinery, appliances, fixtures and equipment pertaining thereto, it being understood and agreed that all Equipment is part and parcel of the Land and appropriated to the use of said real estate and, whether affixed or annexed or not, shall for the purposes of this Mortgage, unless Mortgagee shall otherwise elect, be deemed conclusively to be real estate and mortgaged hereby; and

      (I) any and all awards or payments, including interest thereon, and the right to receive the same, which may be made with respect to the Land and are or will be payable to Mortgagor as a result of (a) the exercise of the right of eminent domain, (b) the alteration of the grade of any street, (c) any loss of or damage to any building or other improvement on the Land, (d) any other injury to or decrease in the value of the Land or (e) any refund due on account of the payment of real estate taxes, assessments or other charges levied against or imposed upon the Land, to the extent of all amounts which may be secured by this Mortgage at the date of receipt of any such award or payment by Mortgagee, and of the reasonable counsel fees, costs and disbursements incurred by Mortgagee in connection with the collection of such award or payment, Mortgagor hereby agreeing to execute and deliver, from time to time, such further instruments as may be reasonably requested by Mortgagee to confirm such assignment to Mortgagee of any such award or payment.

      TO HAVE AND TO HOLD the Mortgaged Premises, and each and every part thereof, unto Mortgagee and its successors and assigns forever. Any reference herein to the "Mortgaged Premises" shall, unless the context shall require otherwise, be deemed to include and apply to the above described Land and said buildings, improvements, Equipment, rents, issues, profits, leases, easements, tenements, hereditament and appurtenances and all other rights, privileges and interests hereinabove described.

      SUBJECT only to those matters set forth in Exhibit B hereto ("Permitted Encumbrances").

      AND Mortgagor does hereby covenant and warrant as follows:

      1. Payment of Mortgage Indebtedness; Performance of Agreements. The Mortgagor shall pay the principal of and interest on the Mortgage Indebtedness according to the terms thereof, and will keep and perform all the covenants, promises and agreements on its part to be performed in any and all Loan Documents, all in the manner herein or therein set forth.

      2. Covenants of Title. The Mortgagor has good and indefeasible title to the Land in fee simple and has good and indefeasible title to the entire Mortgaged Premises and with good right and full power to sell, mortgage and convey the Mortgaged Premises, the Mortgaged Premises are free and clear of liens and encumbrances except Permitted Encumbrances, whether


              MORTGAGE, SECURITY AGREEMENT AND ASSIGNMENT OF RENTS presently existing or which may hereafter be created in accordance with the terms hereof, and Mortgagor will warrant and defend the Mortgaged Premises against all lawful claims and demands whatsoever. The Mortgagee shall have the right, at its option and at such time or times as it, in its sole discretion, shall deem reasonably necessary, to take whatever action it may reasonably deem necessary to defend or uphold the lien of this Mortgage or otherwise enforce any of the rights of Mortgagee hereunder or any obligation secured hereby, including without limitation, the right to institute appropriate legal proceedings for such purposes.

      3. Payment of Taxes, Assessments and Charges. The Mortgagor shall pay when due, and before any interest, collection fees or penalties shall accrue, all real estate taxes, special assessments, water and sewer charges or other governmental charges and impositions levied or assessed with respect to the Mortgaged Premises or any part thereof except to the extent that payment of any of the foregoing is then being contested in good faith by appropriate legal proceedings and with respect to which adequate financial reserves have been established on the books and records of the Mortgagor. Should Mortgagor fail to so pay such taxes, special assessments, water and sewer charges or other governmental charges or impositions or establish such adequate financial reserves, Mortgagee may, at its option, pay the same for the account of Mortgagor.

      4. Reserves for Taxes and Insurance Premiums. Upon the occurrence of any Event of Default, Mortgagor shall pay to Mortgagee upon the request of Mortgagee, installments of the taxes and assessments levied or to be levied upon the Mortgaged Premises, and installments of the premiums that will become due and payable to renew the insurance hereinafter provided, said installments to be substantially equal and to be in such amount as will assure to Mortgagee that not less than 30 days before the time when such taxes and premiums, respectively, become due Mortgagor will have paid to Mortgagee a sufficient amount to pay the same in full. Said amounts paid to Mortgagee hereunder need not be segregated nor kept in a separate fund, and no interest shall be payable thereon. Said amounts shall be held by Mortgagee as additional security for the Mortgage Indebtedness and, except as provided in the following sentence, be applied to the payment of said taxes and assessments when the same become due and payable. Mortgagee may, at its option, but without any obligation on its part so to do, apply said amounts upon said taxes and assessments or insurance premiums or toward the payment of the Mortgage Indebtedness or any portion thereof, whether or not then due or payable. The Mortgagee shall endeavor to notify the Mortgagor of how such amounts were applied, provided however that the failure to give such notice shall not affect Mortgagee's rights under this Mortgage.

      Upon an assignment of the Mortgage, Mortgagee shall have the right to pay over the balance of such deposits in its possession to the assignee and Mortgagee shall thereupon be completely released from all liability with respect to such deposits and Mortgagor or owner of the Mortgaged Premises shall look solely to the assignee or transferee in reference thereto. This provision shall apply to every transfer of such deposits to a new assignee. Upon full payment and satisfaction of the Mortgage Indebtedness or at any prior time upon the election of


              MORTGAGE, SECURITY AGREEMENT AND ASSIGNMENT OF RENTS

Mortgagee, the balance of the unapplied deposits in its possession shall be paid over to the record owner of the Mortgaged Premises and no other party shall have any right or claim thereto in any event, provided that in the event of a foreclosure of the Mortgaged Premises, the purchaser at such foreclosure shall have the right to receive such unapplied deposits. The Mortgagor agrees, at Mortgagee's request, to deliver the aforesaid deposits to such service or financial institution as Mortgagee shall from time to time designate.

      5. Payment of Other Obligations. The Mortgagor shall also pay any and all other obligations, liabilities or debts which may become liens, security interests, or encumbrances upon or charges against the Mortgaged Premises for any repairs or improvements that are now completed or are in progress or which may hereafter be made thereon, or for any other goods, services, or utilities furnished to the Mortgaged Premises, and shall not permit any lien, security interest, encumbrance or charge of any kind securing the repayment of borrowed funds (including the deferred purchase price for any property) to accrue and remain outstanding against the Mortgaged Premises or any part thereof, or any improvements thereon other than Permitted Encumbrances, if any, except to the extent that payment of any of the foregoing is then being contested in good faith by appropriate legal proceedings and with respect to which adequate financial reserves have been established on the books and records of the Mortgagor.

      6. Maintenance and Repair; Compliance with Laws; Inspection. The Mortgagor will keep the Land and all the improvements thereon in good order and repair, and Mortgagor expressly agrees that it will not do or permit waste on the Land nor do any other act whereby the Mortgaged Premises will become less valuable or the lien hereof may be impaired. Should Mortgagor fail to effect the necessary repairs and such failure shall remain unremedied for 20 calendar days after written notice thereof shall have been given to the Mortgagor by the Mortgagee, Mortgagee may at its option make such repairs for the account of Mortgagor. The Mortgagor will promptly comply, and cause the Mortgaged Premises and the occupants or users thereof to comply, with all present and future laws, ordinances, orders, rules and regulations and other requirements of any governmental authority affecting the Mortgaged Premises or any part thereof or the use or occupancy thereof and with all instruments and documents of record or otherwise affecting the Mortgaged Premises, or any part thereof, or the use or occupancy thereof. The Mortgagee, and any person authorized by Mortgagee, shall have the right to enter upon and inspect the Mortgaged Premises at all reasonable times and with reasonable notice.

      7. Insurance. (a) The Mortgagor shall keep the buildings and other improvements on the Land, or which may hereafter be erected thereon, constantly insured for the benefit of Mortgagee with such company or companies as may be reasonably acceptable to Mortgagee and in an amount reasonably satisfactory to Mortgagee, which amount shall not be less than 100% of the then full replacement cost of such building and improvements (exclusive of excavations, foundations and footings), which policies shall be without deduction for depreciation and be subject to the payment of a deductible not in excess of an amount reasonably satisfactory to Mortgagee, until the Mortgage Indebtedness and all interest thereon and all of the amounts due


              MORTGAGE, SECURITY AGREEMENT AND ASSIGNMENT OF RENTS hereunder are fully paid, against fire and such other hazards and risks customarily covered by the standard form of "extended coverage" endorsements available in the State of Michigan, and shall further provide flood insurance (if the Mortgaged Premises are situated in an area designated as a flood hazard area by the Director of the Federal Emergency Management Agency or as otherwise required by the Flood Disaster Protection Act of 1973 and regulations issued thereunder), rent insurance in an amount not less than one year's gross rent derived from the Mortgaged Premises, and such other appropriate insurance as Mortgagee may reasonably require from time to time. All such policies shall include standard mortgagee clauses in favor of Mortgagee and shall provide that the proceeds thereof shall be paid to Mortgagee, all as may be satisfactory to Mortgagee. During any construction, repair or restoration of the buildings and other improvements on the Mortgaged Premises, Mortgagor shall carry or cause to be carried builder's risk insurance which names Mortgagee as a loss payee as its interests may appear. The Mortgagor shall also carry comprehensive general or public liability insurance with reference to the Mortgaged Premises, which names Mortgagee as an additional insured. All such policies shall provide that the same may not be canceled or terminated without giving Mortgagee at least 30 days' prior written notice of such cancellation or termination.

            (b) The Mortgagor shall deliver to Mortgagee at its principal office aforesaid or at such other place as may be designated by the holder hereof such insurance policies or, if Mortgagee consents, certificates evidencing such policies. Renewals thereof shall likewise be delivered to Mortgagee at least 15 days before the expiration of any existing policies. Should Mortgagor fail to insure or fail to pay the premiums on any such insurance or fail to deliver the policies or renewals thereof as provided above, Mortgagee at its option may have such insurance written or renewed and pay the premiums thereon for the account of Mortgagor.

            (c) In the event of loss or damage, the proceeds of said property and builders' risk insurance on the buildings and improvements shall be paid to Mortgagee alone. No such loss or damage shall itself reduce the Mortgage Indebtedness. The Mortgagee is authorized to adjust and compromise such loss without the consent of Mortgagor, to collect, receive and receipt for such proceeds in the name of Mortgagee and Mortgagor and to endorse Mortgagor's name upon any check in payment thereof. Such proceeds shall be applied first toward reimbursement of all costs and expenses of Mortgagee in collecting said proceeds and then toward payment of the Mortgage Indebtedness or any portion thereof, whether or not then due or payable, or Mortgagee at its option may apply said insurance proceeds, or any part thereof, to the repair or rebuilding of the Mortgaged Premises. No such application of proceeds by Mortgagee toward payment of the Mortgage Indebtedness shall reduce the amount of the payments required to be made on the Mortgage Indebtedness in accordance with its terms.

            (d) In the event of a foreclosure of this Mortgage, the purchaser of the Mortgaged Premises shall succeed to all of the rights of Mortgagor under said insurance policies payable to Mortgagee, including any right to unearned premiums and the right to receive the proceeds of any insurance payable by reason of any loss theretofore or thereafter occurring.


              MORTGAGE, SECURITY AGREEMENT AND ASSIGNMENT OF RENTS

      8. Eminent Domain. Notwithstanding any taking under the power of eminent domain, alteration of the grade of any street, or other injury to or decrease in value of the Mortgaged Premises by any public or quasi-public authority or corporation, Mortgagor shall continue to pay the Mortgage Indebtedness in accordance with the terms of the Notes, and any reduction in the principal sum resulting from the application by Mortgagee of such award or payment as hereinafter set forth shall be deemed to take effect only upon the receipt by Mortgagee of such award. The Mortgagor hereby assigns the entire proceeds of any award or payment to Mortgagee. The Mortgagee is authorized to commence, appear in and prosecute, in its own or in Mortgagor's name, any action or proceeding relating to any such taking, and to settle or compromise any claim in connection therewith. Such proceeds shall be applied first toward reimbursement of all costs and expenses of Mortgagee in collecting said proceeds and then toward payment of the Mortgage Indebtedness or any portion thereof, whether or not then due or payable, or Mortgagee at its option may apply said proceeds, or any part thereof, to the alteration, restoration or rebuilding of the Mortgaged Premises. No such application of proceeds by Mortgagee toward payment of the Mortgage Indebtedness shall reduce the amount of the payments required to be made on the Mortgage Indebtedness in accordance with its terms.

      9. Waste. The failure of Mortgagor to pay any taxes or assessments assessed against the Mortgaged Premises, or any installment thereof, or any premiums payable with respect to any insurance policy covering the Mortgaged Premises, shall constitute waste, as provided by Act No. 236 of the Michigan Public Acts of 1961 as amended (MCLA 600.2927). The Mortgagor further hereby consents to the appointment of a receiver under said statute, should Mortgagee elect to seek such relief thereunder.

      10. Reimbursement of Advances by Mortgagee. The Mortgagor shall pay to Mortgagee, upon demand, all sums expended by Mortgagee, or by a receiver appointed at the request of Mortgagee, unless such sums shall be paid out of the rents, income and profits from the Mortgaged Premises, (a) to pay insurance premiums, taxes, assessments, water and sewer charges and other governmental charges and impositions with respect to the Mortgaged Premises, (b) to maintain, repair or improve the Mortgaged Premises, (c) to defend the lien of this Mortgage as a lien against the Mortgaged Premises subject only to the Permitted Encumbrances hereinabove expressly set forth, (d) to discharge any lien or encumbrance affecting the Mortgaged Premises other than Permitted Encumbrances,
(e) to cure any default of Mortgagor under any lease or other agreement covering the Mortgaged Premises, (f) to cure any default of Mortgagor hereunder or under any of the Loan Documents or (g) for or in connection with any other action taken by Mortgagee to preserve the security of this Mortgage or any other security for the Mortgage Indebtedness or to protect any of Mortgagee's rights hereunder. All such expenditures as shall be made by Mortgagee or such receiver or pursuant to any other provision of this Mortgage or the other Loan Documents, including any reasonable attorneys' fees and disbursements incurred by Mortgagee or such receiver in connection with the foregoing, shall be payable upon demand and be secured by this Mortgage and shall bear interest at the Overdue Rate set forth in the Credit Agreement.


              MORTGAGE, SECURITY AGREEMENT AND ASSIGNMENT OF RENTS

      11. Change in Taxes. In the event any tax shall be due or become due and payable to the United States of America, the State of Michigan or any political subdivision thereof with respect to the execution and delivery or recordation of this Mortgage or any note or other instrument or agreement evidencing or securing repayment of the Mortgage Indebtedness or the interest of Mortgagee in the Mortgaged Premises, Mortgagor shall pay such tax at the time and in the manner required by applicable law and Mortgagor shall hold Mortgagee harmless and shall indemnify Mortgagee against any liability of any nature whatsoever as a result of the imposition of any such tax.

      In the event of the passage after the date of this Mortgage of any law in the State of Michigan deducting from the value of real property for purposes of taxation any lien thereon, or changing in any way the laws now in force for the taxation of mortgages or debts secured thereby (including the interest thereon) for state or local purposes, or changing the manner of collection of any such taxes, and imposing a tax, either directly or indirectly, on this Mortgage, the Notes or any of the other Loan Documents, the holder of this Mortgage shall have the right to declare the entire unpaid amount of the Mortgage Indebtedness, together with accrued and unpaid interest thereon, to be due and payable on a date to be specified by not less than 30 days' written notice to Mortgagor, provided, however, that such election shall not be effective if Mortgagor is permitted by law to pay the whole of such tax in addition to all other payments required thereunder and if Mortgagor, prior to such specified date, makes payment of such tax then due and agrees to pay any such tax when thereafter levied or assessed against the Mortgaged Premises, this Mortgage, the Notes or any of the other Loan Documents.

      12. Events of Default. The occurrence of any of the following events shall be deemed an "Event of Default" hereunder and shall entitle Mortgagee to exercise its remedies hereunder and under any of the other Loan Documents or as otherwise provided by law:

            (a) Nonpayment of any of the Mortgage Indebtedness when due, beyond any period of grace, if any, provided with respect thereto and after the giving of any required notice;

            (b) The failure of the Mortgagor to perform or observe any material term or covenant contained in this Mortgage and such failure shall remain unremedied for 30 calendar days after the earlier of (i) written notice thereof shall have been given to the Mortgagor from the Mortgagee and (ii) when the Mortgagor otherwise had knowledge of such failure, unless the Mortgagor is diligently pursuing to cure such failure to the reasonable satisfaction of the Mortgagee;

            (c) Any representation or warranty made by Mortgagor in this Mortgage shall prove to have been false or misleading in any material respect when made; or


              MORTGAGE, SECURITY AGREEMENT AND ASSIGNMENT OF RENTS

            (d) The occurrence of any Event of Default (as defined in the Credit Agreement) under the Credit Agreement.

      13. Remedies upon Default; Power of Sale. Immediately upon the occurrence of any Event of Default after applicable notice and grace periods have elapsed, Mortgagee shall have the option, in addition to and not in lieu of or substitution for all other rights and remedies provided in this Mortgage or any other Loan Documents or provided by law, and is hereby authorized and empowered by Mortgagor, to do any or all of the following:

            (a) Declare the entire unpaid amount of the Mortgage Indebtedness, together with accrued and unpaid interest thereon, and any and all charges payable by Mortgagor to Mortgagee pursuant to any of the Loan Documents, immediately due and payable and, at Mortgagee's option, (i) to bring suit therefor, or (ii) to bring suit for any delinquent payment of or upon the Mortgage Indebtedness, or (iii) to take any and all steps and institute any and all other proceedings that Mortgagee deems necessary to enforce payment of the Mortgage Indebtedness and performance of other obligations secured hereunder and to protect the lien of this Mortgage.

            (b) Commence foreclosure proceedings against the Mortgaged Premises through judicial proceedings or by advertisement, at the option of Mortgagee, pursuant to the applicable statutes in such case made and provided, and to sell the Mortgaged Premises or to cause the same to be sold at public sale, and to convey the same to the purchaser in accordance with said statutes in a single parcel or in several parcels at the option of Mortgagee.

            (c) Cause to be brought down to date an abstract or abstracts and tax histories of the Mortgaged Premises, procure title insurance or title reports or, if necessary, procure new abstracts and tax histories.

            (d) Obtain a receiver to manage the Mortgaged Premises and collect the rents, profits and income therefrom.

            (e) In the event of any sale of the Mortgaged Premises by foreclosure, through judicial proceedings, by advertisement or otherwise, apply the proceeds of any such sale in the order following to: (i) all expenses incurred for the collection of the Mortgage Indebtedness and the foreclosure of this Mortgage, including reasonable attorneys' fees and disbursements, or such attorneys' fees and disbursements as are permitted by law, (ii) all sums expended or incurred by Mortgagee directly or indirectly in carrying out the terms, covenants and agreements of the Notes, this Mortgage and the other Loan Documents, together with interest thereon as therein provided, (iii) all accrued and unpaid interest upon the Mortgage Indebtedness, (iv) the unpaid principal amount of the Mortgage Indebtedness, and (v) the surplus, if any there be, unless a court of competent jurisdiction decrees otherwise, to Mortgagor.


              MORTGAGE, SECURITY AGREEMENT AND ASSIGNMENT OF RENTS

         14. Successors in Ownership. In the event ownership of the Mortgaged Premises or any part thereof becomes vested in a person or persons other than Mortgagor without the prior written approval of Mortgagee, Mortgagee may (but shall not be obligated to) deal with such successor or successors in interest with reference to this Mortgage and the other Loan Documents in the same manner as with Mortgagor, without in any manner discharging or otherwise affecting Mortgagor's liability hereunder or upon the Mortgage Indebtedness.

         15. Personal Property. (a) The Mortgagor represents and warrants that Mortgagor owns all presently owned Equipment and other personal property described in this Mortgage free and clear of any and all liens and security interests except for the lien and security interest granted by this Mortgage and Permitted Encumbrances and any Liens permitted by the terms of the Credit Agreement. The Mortgagor further represents and warrants that, as to Equipment and other personal property hereafter acquired, Mortgagor will own all such Equipment and other personal property at the time it is brought on the Land and thereafter free and clear of any and all liens and security interests except for the lien and security interest granted by this Mortgage, any other security instrument or agreement in favor of Mortgagee, and Permitted Encumbrances and any Liens permitted by the terms of the Credit Agreement.

             (b) The Mortgagor does hereby grant a security interest to Mortgagee pursuant to the Uniform Commercial Code in any Equipment and other personal property covered hereby. The Mortgagor agrees, upon request of Mortgagee, to furnish an inventory of personal property owned by Mortgagor and subject to this Mortgage and, upon request by Mortgagee, to execute any supplements to this Mortgage, any separate security agreement and any financing statements to include specifically said inventory of personal property. Upon the occurrence of an Event of Default, Mortgagee shall have all of the rights and remedies therein provided or otherwise provided by law or by this Mortgage, including but not limited to the right to require Mortgagor to assemble such personal property and make it available to Mortgagee at a place to be designated by Mortgagee which is reasonably convenient to both parties, the right to take possession of such personal property with or without demand and with or without process of law and the right to sell and dispose of the same and distribute the proceeds according to law. The parties hereto agree that any requirement of reasonable notice shall be met if Mortgagee sends such notice to Mortgagor at least five (5) days prior to the date of sale, disposition or other event giving rise to the required notice, and that the proceeds of any disposition of any of such personal property may be applied by Mortgagee first to the reasonable expenses in connection therewith, including reasonable attorneys' fees and disbursements and then to payment of the Mortgage Indebtedness.

         16. Assignment of Leases and Rents. As of the date of this Mortgage, Mortgagor hereby assigns to Mortgagee all its right, title and interest in and to all written and oral leases, whether now in existence or which may hereafter come into existence during the term of this Mortgage, or any extension hereof, covering the Mortgaged Premises or any part thereof (but without an assumption by Mortgagee of liabilities of Mortgagor under any such leases by virtue

              MORTGAGE, SECURITY AGREEMENT AND ASSIGNMENT OF RENTS of this assignment), and Mortgagor hereby assigns to Mortgagee the rents, issues and profits of the Mortgaged Premises. Until the occurrence of an Event of Default, Mortgagor shall have the right to receive and collect such rents, issues and profits. Upon the occurrence of an Event of Default, Mortgagee may elect upon written notice to Mortgagor to receive and collect said rents, issues and profits personally or through a receiver so long as any such Event of Default shall exist and during the pendency of any foreclosure proceedings and during any redemption period, and Mortgagor hereby consents to the appointment of a receiver if believed necessary or desirable by Mortgagee to enforce its rights under this paragraph 16. The Mortgagee shall be entitled to all of the rights and benefits conferred by Act No. 210 of the Michigan Public Acts of 1953 as amended by Act No. 151 of the Michigan Public Acts of 1966 (MCL 554.231 et seq.), and Act No. 228 of the Michigan Public Acts of 1925 as amended by Act
No. 55 of the Michigan Public Acts of 1933 (MCL 554.211 et seq.). The collection of rents by Mortgagee shall in no way waive the right of Mortgagee to foreclose this Mortgage in the event of any Event of Default.

         17. Prohibition of Transfer and Further Encumbrances. Except as permitted under the Credit Agreement, the Mortgagor shall not, without the prior written consent of Mortgagee, permit or suffer the Mortgaged Premises, or any part thereof, to be sold, assigned, transferred or encumbered in any way, whether by operation of law or otherwise. The preceding sentence shall not apply to transfers of ownership in Mortgagor resulting from the death of a natural person, transfers by a natural person to a member or members of such person's immediate family or transfers by a natural person in connection with bona fide estate planning.

         18. Severability. If any provision hereof is in conflict with any statute or rule of law of the State of Michigan or is otherwise unenforceable for any reason whatsoever, then such provision shall be deemed null and void to the extent of such conflict or unenforceability and shall be deemed severable from but shall not invalidate any other provisions of this Mortgage.

         19. Environmental Matters. The representations, warranties, covenants and agreements made by the Mortgagor to the Mortgagee in the Environmental Certificate delivered by the Mortgagor to the Mortgagee in connection with the execution of this Mortgage are incorporated herein by reference. The Mortgagor agrees that any default under the terms of the Environmental Certificate will constitute a default under this Mortgage.

         20. Waiver. No waiver by Mortgagee of any right or remedy granted hereunder or failure to insist on strict performance by Mortgagor hereunder shall affect or extend to or act as a waiver of any other right or remedy of Mortgagee hereunder, nor affect the subsequent exercise of the same right or remedy by Mortgagee for any further or subsequent default by Mortgagor hereunder, and all such rights and remedies of Mortgagee hereunder are cumulative.

         21. Marshalling. The Mortgagor hereby waives, in the event of foreclosure of this Mortgage or the enforcement by the Mortgagee of any other rights and remedies hereunder, any

              MORTGAGE, SECURITY AGREEMENT AND ASSIGNMENT OF RENTS right otherwise available in respect to marshalling of assets which secure the Mortgage Indebtedness or to require Mortgagee to pursue its remedies against any other such assets.

         22. POWER OF SALE; WAIVER OF NOTICE AND HEARING ON FORECLOSURE. THIS MORTGAGE CONTAINS A POWER OF SALE AND UPON THE OCCURRENCE OF AN EVENT OF DEFAULT MAY BE FORECLOSED BY ADVERTISEMENT. IN FORECLOSURE BY ADVERTISEMENT AND THE SALE OF THE MORTGAGED PREMISES IN CONNECTION THEREWITH NO HEARING IS REQUIRED AND THE ONLY NOTICE REQUIRED IS THE PUBLICATION OF NOTICE IN A LOCAL NEWSPAPER AND THE POSTING OF A COPY OF THE NOTICE ON THE PREMISES. THE MORTGAGOR HEREBY WAIVES ALL RIGHTS UNDER THE CONSTITUTION AND LAWS OF THE UNITED STATES AND THE STATE OF MICHIGAN TO A HEARING PRIOR TO SALE IN CONNECTION WITH FORECLOSURE OF THIS MORTGAGE BY ADVERTISEMENT AND ALL NOTICE REQUIREMENTS EXCEPT AS SET FORTH IN THE MICHIGAN STATUTE PROVIDING FOR FORECLOSURE BY ADVERTISEMENT.

         23. Further Instruments. The Mortgagor shall execute, acknowledge and deliver any and all such further conveyances, documents, mortgages and assurances, and do or cause to be done all such further acts, as Mortgagee may reasonably require to confirm and protect the lien of this Mortgage or otherwise to accomplish the purposes hereof forthwith upon the request of Mortgagee, whether in writing or otherwise.

         24. Notices. All notices, demands, requests, consents and other communications shall be delivered and shall be effective in the manner specified in the Credit Agreement.

         25. Governing Law; Binding Effect; Definitions. This Mortgage, made in the State of Michigan, shall be construed according to the laws thereof and shall be binding upon Mortgagor and its successors and assigns and any subsequent owners of the Mortgaged Premises, and all of the covenants herein contained shall run with the land, and this Mortgage and all of the covenants herein contained shall inure to the benefit of Mortgagee, its successors and assigns. Terms used but not defined herein shall have the meanings ascribed thereto in the Credit Agreement.

         26. Headings. The headings in this Mortgage are for convenience of reference only and shall not limit or otherwise affect the meaning of any provision of this Mortgage.

         27. Fixture Filing. This Mortgage also constitutes a financing statement filed as a fixture filing under the Uniform Commercial Code with respect to goods which are or are to become fixtures relating to the Land and as to which Mortgagor is the debtor and record owner of the Land and Mortgagee is the secured party. It is to be recorded in the real estate records of the County in which the Land is located.

              MORTGAGE, SECURITY AGREEMENT AND ASSIGNMENT OF RENTS

         28. Future Advance Mortgage. This Mortgage secures future advances and is a future advance mortgage under Act No. 348 of the Michigan Public Acts of 1990 (MCL 565.901 et seq). All future advances under the Notes, this Mortgage and the other Loan Documents shall have the same priority as if the future advance was made on the date that this Mortgage was recorded.

         29. Use of Insurance and Condemnation Proceeds. Notwithstanding any other provision of this Mortgage, all insurance proceeds recovered by the Mortgagee on account of damage or destruction to the Mortgaged Premises and all proceeds of any condemnation award recovered by the Mortgagee for any building or equipment taken or damaged, less the cost, if any, to the Mortgagee of such recovery and of paying out such proceeds (including attorneys' fees and costs allocable to inspecting the work and the plans and specifications therefor), shall, upon the written request of the Mortgagor, be applied by the Mortgagee to the payment of the cost of repairing, restoring or rebuilding the improvements on the Mortgaged Premises so damaged or destroyed or of the portion or portions of the Mortgaged Premises not so taken (hereinafter referred to as the "work") and shall be paid out from time to time to the Mortgagor as the work progresses, but subject to the Mortgagee's standard requirements for construction loans of similar nature and subject to the following conditions:

             (a) There shall be no Event of Default under this Mortgage or any of the other Loan Documents; and

             (b) The request for any payment after the work has been completed shall be accompanied by a copy of any certificate or certificates required by law to render occupancy of the Mortgaged Premises legal.

             Upon the completion of the work and payment in full therefore, or upon any failure on the part of the Mortgagor promptly to commence or continue the work, or at any time upon request by the Mortgagor, the Mortgagee may, at its option, either apply the amount of any such proceeds then or thereafter in the hands of the Mortgagee to the payment of the Mortgage Indebtedness or any portion thereof, whether or not then due and payable, or remit such amount to the Mortgagor.

              MORTGAGE, SECURITY AGREEMENT AND ASSIGNMENT OF RENTS

         IN WITNESS WHEREOF, Mortgagor has duly executed this Mortgage as of the day and year first above written.


Signed in the presence of:            KEY PLASTICS, INC.


/s/ Andrew S. Boyce                   By: /s/ Mark J. Abbo
------------------------------           ---------------------------------------
Print Name: Andrew S. Boyce               Mark J. Abbo
           -------------------            Its: Treasurer and Assistant Secretary

/s/ Mary Kershner
------------------------------
Print Name: Mary Kershner
           -------------------

STATE OF MICHIGAN )
                  )SS.
COUNTY OF WAYNE   )

         The foregoing instrument was acknowledged before me on this 28th day of March, 1997, by Mark J. Abbo, the Treasurer and Assistant Secretary of Key Plastics, Inc., a Michigan corporation, on behalf of said corporation.

                                              /s/ Janice K. Atkins
                                              ----------------------------------
                                              Notary Public, Janice K. Atkins
                                              Acting in Wayne County, MI
                                              My Commission Expires: Aug 25 1998

Drafted by and when
recorded return to:

Mi Young Lee, Esq.
Dickinson, Wright, Moon,
 Van Dusen & Freeman
500 Woodward Avenue, Suite 4000
Detroit, Michigan  48226
(313) 223-3500

              MORTGAGE, SECURITY AGREEMENT AND ASSIGNMENT OF RENTS

                                    EXHIBIT A

                                Legal Description
                            (Chesterfield, Michigan)


Situated in the Township of Chesterfield, Macomb County, Michigan, described as:

Lot 41, R.C. Schmidt & Sons Industrial Complex, according to the plat thereof as recorded in liber 81, pages 30 through 46, both inclusive, of Plats, Macomb County Records.

Together with a railroad easement described as follows: The south line of a twenty foot wide Railroad Easement, described as commencing at the southeast corner of parcel; thence north 29 degrees 05 minutes 30 seconds ease 153.00 feet to a point on the east line of parcel; thence southeasterly 160 feet to a point on the east-west 100 foot Railroad Right-of-Way line, said point being 100 feet southeasterly of said southeast corner and 22 feet northeasterly of the south line of parcel.


Parcel Identification No. 09-19-226-004

Commonly known as: 50800 East Russel Schmidt

                                    EXHIBIT B

                             Permitted Encumbrances
                        (Chesterfield Township, Michigan)



1. Thirty foot easement over the northwesterly side of said lot for storm sewer, drainage, water main and public utilities, as shown on the recorded plat.

2. Utility Easements as set forth in instrument recorded in liber 3538, page 85, Macomb County Records.

3. Easement in favor of the Township of Chesterfield for water main, as recorded in liber 3900, page 351, Macomb County Records.

4. Encroachment of concrete, curbing, parking area, landscape, lights and sign over private 30 foot storm sewer, drainage, water main and public utility easement at west boundary of property.

5. Encroachment of parking area, concrete and landscaping over water main, public utilities and storm drainage easements at south end of property.

                    SCHEDULE TO MORTGAGE, SECURITY AGREEMENT
                             AND ASSIGNMENT OF RENTS


1.       The Revolving Credit Loan is payable on September 24, 2003.

2. The Term Loan is payable in 30 consecutive quarterly installments on the last Business Day of each March, June, September and December, commencing with the last Business Day of June, 1997, as follows: (i) twenty-six quarterly principal installments of $75,000 each for the first twenty-six quarterly payments and (ii) four principal installments of $3,262,500 each for the next four quarterly installments, and on September 24, 2004.

              MORTGAGE, SECURITY AGREEMENT AND ASSIGNMENT OF RENTS
                             (PORT HURON, MICHIGAN)


         THIS MORTGAGE, SECURITY AGREEMENT AND ASSIGNMENT OF RENTS, dated as of March 28, 1997 by KEY PLASTICS, INC., a Michigan corporation, whose address is 21333 Haggerty Road, Suite 200, Novi, Michigan 48375 (the "Mortgagor"), to NBD BANK, a Michigan banking corporation, whose address is 611 Woodward Avenue, Detroit, Michigan 48226 (the "Mortgagee"), as agent for the benefit of itself and the lenders (the "Lenders") which are parties to the Credit Agreement defined below.

                                    RECITALS:

         A. The Mortgagor has entered into a Credit Agreement dated as of March 24, 1997 (as amended or modified from time to time, including any agreement entered into in substitution therefor, the "Credit Agreement") pursuant to which the Lenders agreed, subject to the terms and conditions thereof, to extend credit to the Mortgagor up to a maximum principal amount outstanding at any time equal to One Hundred and Forty Million and No/100 Dollars ($140,000,000.00) maturing on or before September 24, 2004 in accordance with the Schedule attached hereto, as such date may be extended by agreement of the parties to the Credit Agreement.

         B. As a condition to the effectiveness of the obligations of the Mortgagee and the Lenders under the Credit Agreement, the Mortgagor is obligated, among other things, to grant a lien on the mortgaged premises hereinafter described.

                                   WITNESSETH:

         NOW, THEREFORE, to secure (a) the prompt and complete payment of all Indebtedness and other obligations of the Mortgagor or any Subsidiary now or hereafter owing to the Lenders or the Mortgagee under or on account of the Credit Agreement, any Security Document or any letters or credit, notes or other instruments issued to the Mortgagee or the Lenders pursuant thereto, (b) the performance of the covenants under the Credit Agreement and the Security Documents and any monies expended by any Lender or the Mortgagee in connection therewith, and (c) the prompt and complete payment of all obligations and performance of all covenants of the Mortgagor or any Subsidiary in connection with Swaps relating to Indebtedness under the Loan Documents (including any interest accruing subsequent to any petition filed by or against the Mortgagor or any Subsidiary under the U.S. Bankruptcy Code, whether or not allowed), indemnity and reimbursement obligations, charges, expenses, fees, reasonable attorneys' fees and disbursements and any other amounts owing thereunder (all of the aforesaid Indebtedness, obligations and liabilities of the Mortgagor and its Subsidiaries being herein called the "Mortgage Indebtedness" and this Mortgage and all of the other documents, agreements and instruments among the Mortgagor, the Subsidiaries, the Lenders, the Mortgagee or any of them, evidencing or securing the repayment of, or otherwise pertaining to, the Mortgage Indebtedness, including without limitation the Credit Agreement, the Notes and the Security Documents, being herein collectively called the "Loan Documents"), the Mortgagor does hereby MORTGAGE and WARRANT unto the Mortgagee, and its successors and assigns, the following described property (the "Mortgaged Premises"):

         (A) the land situated in the City of Port Huron, County of St. Clair and State of Michigan, more specifically described in Exhibit A hereto (the "Land");

         (B) all easements, rights-of-way, licenses and privileges, thereunto belonging or in anywise appertaining, including without limitation all Mortgagor's right, title and interest in and to those easements, rights-of-way, licenses and privileges described in Exhibit A hereto, if any;

         (C) all buildings and improvements now or hereafter situated upon the Land or any part thereof;

         (D) to the extent, if any, of Mortgagor's interests thereon, all minerals, royalties, gas rights, water, water rights, water stock, flowers, shrubs, lawn plants, crops, trees, timber and other emblements now or hereafter located on, under or above all or any part of the Land;

         (E) all and singular the tenements, hereditament and appurtenances belonging or in anywise appertaining to the Land, and the reversion or reversions, remainder and remainders thereof; and also all the estate, right, title, interest, property, claim and demand whatsoever of Mortgagor, of, in and to the same and of, in and to every part and parcel thereof;

         (F) all the rents, issues and profits thereof under present or future leases, or otherwise, which are hereby specifically assigned, transferred and set over to Mortgagee, including, but not limited to, all rights conferred by Act No. 210 of the Michigan Public Acts of 1953 as amended by Act No. 151 of the Michigan Public Acts of 1966 (MCL 554.231 et seq.), and Act No. 228 of the Michigan Public Acts of 1925 as amended by Act No. 55 of the Michigan Public Acts of 1933 (MCL 554.211 et seq.) and including, but not limited to, all cash or securities deposited under any such leases to secure performance by the tenants of their obligations thereunder, whether said cash or securities are to be held until the expiration of the terms of such leases or applied to one or more of the installments of rent coming due thereunder;

         (G) all right, title and interest of Mortgagor, if any, in and to the land lying in the bed of any street, road, avenue, alley or walkway, opened or proposed or vacated, or any strip or gore, in front of or adjoining the Land;

         (H) all machinery, apparatus, equipment, fittings, fixtures, and articles of personal property of every kind and nature whatsoever, other than consumable goods, now or hereafter located in or upon the Land or any part thereof and used or useable in connection with any present or future operation of the Land or any building or buildings now or hereafter on the Land and now owned or hereafter acquired by Mortgagor (all of which is herein called "Equipment"),

              MORTGAGE, SECURITY AGREEMENT AND ASSIGNMENT OF RENTS including, but without limiting the generality of the foregoing, all lighting, heating, cooling, ventilating, air-conditioning, incinerating, refrigerating, plumbing, sprinkling, communicating and electrical systems, and the machinery, appliances, fixtures and equipment pertaining thereto, it being understood and agreed that all Equipment is part and parcel of the Land and appropriated to the use of said real estate and, whether affixed or annexed or not, shall for the purposes of this Mortgage, unless Mortgagee shall otherwise elect, be deemed conclusively to be real estate and mortgaged hereby; and

         (I) any and all awards or payments, including interest thereon, and the right to receive the same, which may be made with respect to the Land and are or will be payable to Mortgagor as a result of (a) the exercise of the right of eminent domain, (b) the alteration of the grade of any street, (c) any loss of or damage to any building or other improvement on the Land, (d) any other injury to or decrease in the value of the Land or (e) any refund due on account of the payment of real estate taxes, assessments or other charges levied against or imposed upon the Land, to the extent of all amounts which may be secured by this Mortgage at the date of receipt of any such award or payment by Mortgagee, and of the reasonable counsel fees, costs and disbursements incurred by Mortgagee in connection with the collection of such award or payment, Mortgagor hereby agreeing to execute and deliver, from time to time, such further instruments as may be reasonably requested by Mortgagee to confirm such assignment to Mortgagee of any such award or payment.

         TO HAVE AND TO HOLD the Mortgaged Premises, and each and every part thereof, unto Mortgagee and its successors and assigns forever. Any reference herein to the "Mortgaged Premises" shall, unless the context shall require otherwise, be deemed to include and apply to the above described Land and said buildings, improvements, Equipment, rents, issues, profits, leases, easements, tenements, hereditament and appurtenances and all other rights, privileges and interests hereinabove described.

         SUBJECT only to those matters set forth in Exhibit B hereto ("Permitted Encumbrances").

         AND Mortgagor does hereby covenant and warrant as follows:

         1. Payment of Mortgage Indebtedness; Performance of Agreements. The Mortgagor shall pay the principal of and interest on the Mortgage Indebtedness according to the terms thereof, and will keep and perform all the covenants, promises and agreements on its part to be performed in any and all Loan Documents, all in the manner herein or therein set forth.

         2. Covenants of Title. The Mortgagor has good and indefeasible title to the Land in fee simple and has good and indefeasible title to the entire Mortgaged Premises and with good right and full power to sell, mortgage and convey the Mortgaged Premises, the Mortgaged Premises are free and clear of liens and encumbrances except Permitted Encumbrances, whether

              MORTGAGE, SECURITY AGREEMENT AND ASSIGNMENT OF RENTS presently existing or which may hereafter be created in accordance with the terms hereof, and Mortgagor will warrant and defend the Mortgaged Premises against all lawful claims and demands whatsoever. The Mortgagee shall have the right, at its option and at such time or times as it, in its sole discretion, shall deem reasonably necessary, to take whatever action it may reasonably deem necessary to defend or uphold the lien of this Mortgage or otherwise enforce any of the rights of Mortgagee hereunder or any obligation secured hereby, including without limitation, the right to institute appropriate legal proceedings for such purposes.

         3. Payment of Taxes, Assessments and Charges. The Mortgagor shall pay when due, and before any interest, collection fees or penalties shall accrue, all real estate taxes, special assessments, water and sewer charges or other governmental charges and impositions levied or assessed with respect to the Mortgaged Premises or any part thereof except to the extent that payment of any of the foregoing is then being contested in good faith by appropriate legal proceedings and with respect to which adequate financial reserves have been established on the books and records of the Mortgagor. Should Mortgagor fail to so pay such taxes, special assessments, water and sewer charges or other governmental charges or impositions or establish such adequate financial reserves, Mortgagee may, at its option, pay the same for the account of Mortgagor.

         4. Reserves for Taxes and Insurance Premiums. Upon the occurrence of any Event of Default, Mortgagor shall pay to Mortgagee upon the request of Mortgagee, installments of the taxes and assessments levied or to be levied upon the Mortgaged Premises, and installments of the premiums that will become due and payable to renew the insurance hereinafter provided, said installments to be substantially equal and to be in such amount as will assure to Mortgagee that not less than 30 days before the time when such taxes and premiums, respectively, become due Mortgagor will have paid to Mortgagee a sufficient amount to pay the same in full. Said amounts paid to Mortgagee hereunder need not be segregated nor kept in a separate fund, and no interest shall be payable thereon. Said amounts shall be held by Mortgagee as additional security for the Mortgage Indebtedness and, except as provided in the following sentence, be applied to the payment of said taxes and assessments when the same become due and payable. Mortgagee may, at its option, but without any obligation on its part so to do, apply said amounts upon said taxes and assessments or insurance premiums or toward the payment of the Mortgage Indebtedness or any portion thereof, whether or not then due or payable. The Mortgagee shall endeavor to notify the Mortgagor of how such amounts were applied, provided however that the failure to give such notice shall not affect Mortgagee's rights under this Mortgage.

         Upon an assignment of the Mortgage, Mortgagee shall have the right to pay over the balance of such deposits in its possession to the assignee and Mortgagee shall thereupon be completely released from all liability with respect to such deposits and Mortgagor or owner of the Mortgaged Premises shall look solely to the assignee or transferee in reference thereto. This provision shall apply to every transfer of such deposits to a new assignee. Upon full payment and satisfaction of the Mortgage Indebtedness or at any prior time upon the election of

              MORTGAGE, SECURITY AGREEMENT AND ASSIGNMENT OF RENTS

Mortgagee, the balance of the unapplied deposits in its possession shall be paid over to the record owner of the Mortgaged Premises and no other party shall have any right or claim thereto in any event, provided that in the event of a foreclosure of the Mortgaged Premises, the purchaser at such foreclosure shall have the right to receive such unapplied deposits. The Mortgagor agrees, at Mortgagee's request, to deliver the aforesaid deposits to such service or financial institution as Mortgagee shall from time to time designate.

         5. Payment of Other Obligations. The Mortgagor shall also pay any and all other obligations, liabilities or debts which may become liens, security interests, or encumbrances upon or charges against the Mortgaged Premises for any repairs or improvements that are now completed or are in progress or which may hereafter be made thereon, or for any other goods, services, or utilities furnished to the Mortgaged Premises, and shall not permit any lien, security interest, encumbrance or charge of any kind securing the repayment of borrowed funds (including the deferred purchase price for any property) to accrue and remain outstanding against the Mortgaged Premises or any part thereof, or any improvements thereon other than Permitted Encumbrances, if any, except to the extent that payment of any of the foregoing is then being contested in good faith by appropriate legal proceedings and with respect to which adequate financial reserves have been established on the books and records of the Mortgagor.

         6. Maintenance and Repair; Compliance with Laws; Inspection. The Mortgagor will keep the Land and all the improvements thereon in good order and repair, and Mortgagor expressly agrees that it will not do or permit waste on the Land nor do any other act whereby the Mortgaged Premises will become less valuable or the lien hereof may be impaired. Should Mortgagor fail to effect the necessary repairs and such failure shall remain unremedied for 20 calendar days after written notice thereof shall have been given to the Mortgagor by the Mortgagee, Mortgagee may at its option make such repairs for the account of Mortgagor. The Mortgagor will promptly comply, and cause the Mortgaged Premises and the occupants or users thereof to comply, with all present and future laws, ordinances, orders, rules and regulations and other requirements of any governmental authority affecting the Mortgaged Premises or any part thereof or the use or occupancy thereof and with all instruments and documents of record or otherwise affecting the Mortgaged Premises, or any part thereof, or the use or occupancy thereof. The Mortgagee, and any person authorized by Mortgagee, shall have the right to enter upon and inspect the Mortgaged Premises at all reasonable times and with reasonable notice.

         7. Insurance. (a) The Mortgagor shall keep the buildings and other improvements on the Land, or which may hereafter be erected thereon, constantly insured for the benefit of Mortgagee with such company or companies as may be reasonably acceptable to Mortgagee and in an amount reasonably satisfactory to Mortgagee, which amount shall not be less than 100% of the then full replacement cost of such building and improvements (exclusive of excavations, foundations and footings), which policies shall be without deduction for depreciation and be subject to the payment of a deductible not in excess of an amount reasonably satisfactory to Mortgagee, until the Mortgage Indebtedness and all interest thereon and all of the amounts due

              MORTGAGE, SECURITY AGREEMENT AND ASSIGNMENT OF RENTS hereunder are fully paid, against fire and such other hazards and risks customarily covered by the standard form of "extended coverage" endorsements available in the State of Michigan, and shall further provide flood insurance (if the Mortgaged Premises are situated in an area designated as a flood hazard area by the Director of the Federal Emergency Management Agency or as otherwise required by the Flood Disaster Protection Act of 1973 and regulations issued thereunder), rent insurance in an amount not less than one year's gross rent derived from the Mortgaged Premises, and such other appropriate insurance as Mortgagee may reasonably require from time to time. All such policies shall include standard mortgagee clauses in favor of Mortgagee and shall provide that the proceeds thereof shall be paid to Mortgagee, all as may be satisfactory to Mortgagee. During any construction, repair or restoration of the buildings and other improvements on the Mortgaged Premises, Mortgagor shall carry or cause to be carried builder's risk insurance which names Mortgagee as a loss payee as its interests may appear. The Mortgagor shall also carry comprehensive general or public liability insurance with reference to the Mortgaged Premises, which names Mortgagee as an additional insured. All such policies shall provide that the same may not be canceled or terminated without giving Mortgagee at least 30 days' prior written notice of such cancellation or termination.

             (b) The Mortgagor shall deliver to Mortgagee at its principal office aforesaid or at such other place as may be designated by the holder hereof such insurance policies or, if Mortgagee consents, certificates evidencing such policies. Renewals thereof shall likewise be delivered to Mortgagee at least 15 days before the expiration of any existing policies. Should Mortgagor fail to insure or fail to pay the premiums on any such insurance or fail to deliver the policies or renewals thereof as provided above, Mortgagee at its option may have such insurance written or renewed and pay the premiums thereon for the account of Mortgagor.

             (c) In the event of loss or damage, the proceeds of said property and builders' risk insurance on the buildings and improvements shall be paid to Mortgagee alone. No such loss or damage shall itself reduce the Mortgage Indebtedness. The Mortgagee is authorized to adjust and compromise such loss without the consent of Mortgagor, to collect, receive and receipt for such proceeds in the name of Mortgagee and Mortgagor and to endorse Mortgagor's name upon any check in payment thereof. Such proceeds shall be applied first toward reimbursement of all costs and expenses of Mortgagee in collecting said proceeds and then toward payment of the Mortgage Indebtedness or any portion thereof, whether or not then due or payable, or Mortgagee at its option may apply said insurance proceeds, or any part thereof, to the repair or rebuilding of the Mortgaged Premises. No such application of proceeds by Mortgagee toward payment of the Mortgage Indebtedness shall reduce the amount of the payments required to be made on the Mortgage Indebtedness in accordance with its terms.

             (d) In the event of a foreclosure of this Mortgage, the purchaser of the Mortgaged Premises shall succeed to all of the rights of Mortgagor under said insurance policies payable to Mortgagee, including any right to unearned premiums and the right to receive the proceeds of any insurance payable by reason of any loss theretofore or thereafter occurring.

              MORTGAGE, SECURITY AGREEMENT AND ASSIGNMENT OF RENTS

         8. Eminent Domain. Notwithstanding any taking under the power of eminent domain, alteration of the grade of any street, or other injury to or decrease in value of the Mortgaged Premises by any public or quasi-public authority or corporation, Mortgagor shall continue to pay the Mortgage Indebtedness in accordance with the terms of the Notes, and any reduction in the principal sum resulting from the application by Mortgagee of such award or payment as hereinafter set forth shall be deemed to take effect only upon the receipt by Mortgagee of such award. The Mortgagor hereby assigns the entire proceeds of any award or payment to Mortgagee. The Mortgagee is authorized to commence, appear in and prosecute, in its own or in Mortgagor's name, any action or proceeding relating to any such taking, and to settle or compromise any claim in connection therewith. Such proceeds shall be applied first toward reimbursement of all costs and expenses of Mortgagee in collecting said proceeds and then toward payment of the Mortgage Indebtedness or any portion thereof, whether or not then due or payable, or Mortgagee at its option may apply said proceeds, or any part thereof, to the alteration, restoration or rebuilding of the Mortgaged Premises. No such application of proceeds by Mortgagee toward payment of the Mortgage Indebtedness shall reduce the amount of the payments required to be made on the Mortgage Indebtedness in accordance with its terms.

         9. Waste. The failure of Mortgagor to pay any taxes or assessments assessed against the Mortgaged Premises, or any installment thereof, or any premiums payable with respect to any insurance policy covering the Mortgaged Premises, shall constitute waste, as provided by Act No. 236 of the Michigan Public Acts of 1961 as amended (MCLA 600.2927). The Mortgagor further hereby consents to the appointment of a receiver under said statute, should Mortgagee elect to seek such relief thereunder.

         10. Reimbursement of Advances by Mortgagee. The Mortgagor shall pay to Mortgagee, upon demand, all sums expended by Mortgagee, or by a receiver appointed at the request of Mortgagee, unless such sums shall be paid out of the rents, income and profits from the Mortgaged Premises, (a) to pay insurance premiums, taxes, assessments, water and sewer charges and other governmental charges and impositions with respect to the Mortgaged Premises, (b) to maintain, repair or improve the Mortgaged Premises, (c) to defend the lien of this Mortgage as a lien against the Mortgaged Premises subject only to the Permitted Encumbrances hereinabove expressly set forth, (d) to discharge any lien or encumbrance affecting the Mortgaged Premises other than Permitted Encumbrances,
(e) to cure any default of Mortgagor under any lease or other agreement covering the Mortgaged Premises, (f) to cure any default of Mortgagor hereunder or under any of the Loan Documents or (g) for or in connection with any other action taken by Mortgagee to preserve the security of this Mortgage or any other security for the Mortgage Indebtedness or to protect any of Mortgagee's rights hereunder. All such expenditures as shall be made by Mortgagee or such receiver or pursuant to any other provision of this Mortgage or the other Loan Documents, including any reasonable attorneys' fees and disbursements incurred by Mortgagee or such receiver in connection with the foregoing, shall be

              MORTGAGE, SECURITY AGREEMENT AND ASSIGNMENT OF RENTS payable upon demand and be secured by this Mortgage and shall bear interest at the Overdue Rate set forth in the Credit Agreement.

         11. Change in Taxes. In the event any tax shall be due or become due and payable to the United States of America, the State of Michigan or any political subdivision thereof with respect to the execution and delivery or recordation of this Mortgage or any note or other instrument or agreement evidencing or securing repayment of the Mortgage Indebtedness or the interest of Mortgagee in the Mortgaged Premises, Mortgagor shall pay such tax at the time and in the manner required by applicable law and Mortgagor shall hold Mortgagee harmless and shall indemnify Mortgagee against any liability of any nature whatsoever as a result of the imposition of any such tax.

         In the event of the passage after the date of this Mortgage of any law in the State of Michigan deducting from the value of real property for purposes of taxation any lien thereon, or changing in any way the laws now in force for the taxation of mortgages or debts secured thereby (including the interest thereon) for state or local purposes, or changing the manner of collection of any such taxes, and imposing a tax, either directly or indirectly, on this Mortgage, the Notes or any of the other Loan Documents, the holder of this Mortgage shall have the right to declare the entire unpaid amount of the Mortgage Indebtedness, together with accrued and unpaid interest thereon, to be due and payable on a date to be specified by not less than 30 days' written notice to Mortgagor, provided, however, that such election shall not be effective if Mortgagor is permitted by law to pay the whole of such tax in addition to all other payments required thereunder and if Mortgagor, prior to such specified date, makes payment of such tax then due and agrees to pay any such tax when thereafter levied or assessed against the Mortgaged Premises, this Mortgage, the Notes or any of the other Loan Documents.

         12. Events of Default. The occurrence of any of the following events shall be deemed an "Event of Default" hereunder and shall entitle Mortgagee to exercise its remedies hereunder and under any of the other Loan Documents or as otherwise provided by law:

             (a) Nonpayment of any of the Mortgage Indebtedness when due, beyond any period of grace, if any, provided with respect thereto and after the giving of any required notice;

             (b) The failure of the Mortgagor to perform or observe any material term or covenant contained in this Mortgage and such failure shall remain unremedied for 30 calendar days after the earlier of (i) written notice thereof shall have been given to the Mortgagor from the Mortgagee and (ii) when the Mortgagor otherwise had knowledge of such failure, unless the Mortgagor is diligently pursuing to cure such failure to the reasonable satisfaction of the Mortgagee;

             (c) Any representation or warranty made by Mortgagor in this Mortgage shall prove to have been false or misleading in any material respect when made; or

              MORTGAGE, SECURITY AGREEMENT AND ASSIGNMENT OF RENTS

             (d) The occurrence of any Event of Default (as defined in the Credit Agreement) under the Credit Agreement.

         13. Remedies upon Default; Power of Sale. Immediately upon the occurrence of any Event of Default after applicable notice and grace periods have elapsed, Mortgagee shall have the option, in addition to and not in lieu of or substitution for all other rights and remedies provided in this Mortgage or any other Loan Documents or provided by law, and is hereby authorized and empowered by Mortgagor, to do any or all of the following:

             (a) Declare the entire unpaid amount of the Mortgage Indebtedness, together with accrued and unpaid interest thereon, and any and all charges payable by Mortgagor to Mortgagee pursuant to any of the Loan Documents, immediately due and payable and, at Mortgagee's option, (i) to bring suit therefor, or (ii) to bring suit for any delinquent payment of or upon the Mortgage Indebtedness, or (iii) to take any and all steps and institute any and all other proceedings that Mortgagee deems necessary to enforce payment of the Mortgage Indebtedness and performance of other obligations secured hereunder and to protect the lien of this Mortgage.

             (b) Commence foreclosure proceedings against the Mortgaged Premises through judicial proceedings or by advertisement, at the option of Mortgagee, pursuant to the applicable statutes in such case made and provided, and to sell the Mortgaged Premises or to cause the same to be sold at public sale, and to convey the same to the purchaser in accordance with said statutes in a single parcel or in several parcels at the option of Mortgagee.

             (c) Cause to be brought down to date an abstract or abstracts and tax histories of the Mortgaged Premises, procure title insurance or title reports or, if necessary, procure new abstracts and tax histories.

             (d) Obtain a receiver to manage the Mortgaged Premises and collect the rents, profits and income therefrom.

             (e) In the event of any sale of the Mortgaged Premises by foreclosure, through judicial proceedings, by advertisement or otherwise, apply the proceeds of any such sale in the order following to: (i) all expenses incurred for the collection of the Mortgage Indebtedness and the foreclosure of this Mortgage, including reasonable attorneys' fees and disbursements, or such attorneys' fees and disbursements as are permitted by law, (ii) all sums expended or incurred by Mortgagee directly or indirectly in carrying out the terms, covenants and agreements of the Notes, this Mortgage and the other Loan Documents, together with interest thereon as therein provided, (iii) all accrued and unpaid interest upon the Mortgage Indebtedness, (iv) the unpaid principal amount of the Mortgage Indebtedness, and (v) the surplus, if any there be, unless a court of competent jurisdiction decrees otherwise, to Mortgagor.

              MORTGAGE, SECURITY AGREEMENT AND ASSIGNMENT OF RENTS

         14. Successors in Ownership. In the event ownership of the Mortgaged Premises or any part thereof becomes vested in a person or persons other than Mortgagor without the prior written approval of Mortgagee, Mortgagee may (but shall not be obligated to) deal with such successor or successors in interest with reference to this Mortgage and the other Loan Documents in the same manner as with Mortgagor, without in any manner discharging or otherwise affecting Mortgagor's liability hereunder or upon the Mortgage Indebtedness.

         15. Personal Property. (a) The Mortgagor represents and warrants that Mortgagor owns all presently owned Equipment and other personal property described in this Mortgage free and clear of any and all liens and security interests except for the lien and security interest granted by this Mortgage and Permitted Encumbrances and any Liens permitted by the terms of the Credit Agreement. The Mortgagor further represents and warrants that, as to Equipment and other personal property hereafter acquired, Mortgagor will own all such Equipment and other personal property at the time it is brought on the Land and thereafter free and clear of any and all liens and security interests except for the lien and security interest granted by this Mortgage, any other security instrument or agreement in favor of Mortgagee, and Permitted Encumbrances and any Liens permitted by the terms of the Credit Agreement.

             (b) The Mortgagor does hereby grant a security interest to Mortgagee pursuant to the Uniform Commercial Code in any Equipment and other personal property covered hereby. The Mortgagor agrees, upon request of Mortgagee, to furnish an inventory of personal property owned by Mortgagor and subject to this Mortgage and, upon request by Mortgagee, to execute any supplements to this Mortgage, any separate security agreement and any financing statements to include specifically said inventory of personal property. Upon the occurrence of an Event of Default, Mortgagee shall have all of the rights and remedies therein provided or otherwise provided by law or by this Mortgage, including but not limited to the right to require Mortgagor to assemble such personal property and make it available to Mortgagee at a place to be designated by Mortgagee which is reasonably convenient to both parties, the right to take possession of such personal property with or without demand and with or without process of law and the right to sell and dispose of the same and distribute the proceeds according to law. The parties hereto agree that any requirement of reasonable notice shall be met if Mortgagee sends such notice to Mortgagor at least five (5) days prior to the date of sale, disposition or other event giving rise to the required notice, and that the proceeds of any disposition of any of such personal property may be applied by Mortgagee first to the reasonable expenses in connection therewith, including reasonable attorneys' fees and disbursements and then to payment of the Mortgage Indebtedness.

         16. Assignment of Leases and Rents. As of the date of this Mortgage, Mortgagor hereby assigns to Mortgagee all its right, title and interest in and to all written and oral leases, whether now in existence or which may hereafter come into existence during the term of this Mortgage, or any extension hereof, covering the Mortgaged Premises or any part thereof (but

              MORTGAGE, SECURITY AGREEMENT AND ASSIGNMENT OF RENTS without an assumption by Mortgagee of liabilities of Mortgagor under any such leases by virtue of this assignment), and Mortgagor hereby assigns to Mortgagee the rents, issues and profits of the Mortgaged Premises. Until the occurrence of an Event of Default, Mortgagor shall have the right to receive and collect such rents, issues and profits. Upon the occurrence of an Event of Default, Mortgagee may elect upon written notice to Mortgagor to receive and collect said rents, issues and profits personally or through a receiver so long as any such Event of Default shall exist and during the pendency of any foreclosure proceedings and during any redemption period, and Mortgagor hereby consents to the appointment of a receiver if believed necessary or desirable by Mortgagee to enforce its rights under this paragraph 16. The Mortgagee shall be entitled to all of the rights and benefits conferred by Act No. 210 of the Michigan Public Acts of 1953 as amended by Act No. 151 of the Michigan Public Acts of 1966 (MCL 554.231 et seq.), and Act No. 228 of the Michigan Public Acts of 1925 as amended by Act No. 55 of the Michigan Public Acts of 1933 (MCL 554.211 et seq.). The collection of rents by Mortgagee shall in no way waive the right of Mortgagee to foreclose this Mortgage in the event of any Event of Default.

         17. Prohibition of Transfer and Further Encumbrances. Except as permitted under the Credit Agreement, the Mortgagor shall not, without the prior written consent of Mortgagee, permit or suffer the Mortgaged Premises, or any part thereof, to be sold, assigned, transferred or encumbered in any way, whether by operation of law or otherwise. The preceding sentence shall not apply to transfers of ownership in Mortgagor resulting from the death of a natural person, transfers by a natural person to a member or members of such person's immediate family or transfers by a natural person in connection with bona fide estate planning.

         18. Severability. If any provision hereof is in conflict with any statute or rule of law of the State of Michigan or is otherwise unenforceable for any reason whatsoever, then such provision shall be deemed null and void to the extent of such conflict or unenforceability and shall be deemed severable from but shall not invalidate any other provisions of this Mortgage.

         19. Environmental Matters. The representations, warranties, covenants and agreements made by the Mortgagor to the Mortgagee in the Environmental Certificate delivered by the Mortgagor to the Mortgagee in connection with the execution of this Mortgage are incorporated herein by reference. The Mortgagor agrees that any default under the terms of the Environmental Certificate will constitute a default under this Mortgage.

         20. Waiver. No waiver by Mortgagee of any right or remedy granted hereunder or failure to insist on strict performance by Mortgagor hereunder shall affect or extend to or act as a waiver of any other right or remedy of Mortgagee hereunder, nor affect the subsequent exercise of the same right or remedy by Mortgagee for any further or subsequent default by Mortgagor hereunder, and all such rights and remedies of Mortgagee hereunder are cumulative.

              MORTGAGE, SECURITY AGREEMENT AND ASSIGNMENT OF RENTS

         21. Marshalling. The Mortgagor hereby waives, in the event of foreclosure of this Mortgage or the enforcement by the Mortgagee of any other rights and remedies hereunder, any right otherwise available in respect to marshalling of assets which secure the Mortgage Indebtedness or to require Mortgagee to pursue its remedies against any other such assets.

         22. POWER OF SALE; WAIVER OF NOTICE AND HEARING ON FORECLOSURE. THIS MORTGAGE CONTAINS A POWER OF SALE AND UPON THE OCCURRENCE OF AN EVENT OF DEFAULT MAY BE FORECLOSED BY ADVERTISEMENT. IN FORECLOSURE BY ADVERTISEMENT AND THE SALE OF THE MORTGAGED PREMISES IN CONNECTION THEREWITH NO HEARING IS REQUIRED AND THE ONLY NOTICE REQUIRED IS THE PUBLICATION OF NOTICE IN A LOCAL NEWSPAPER AND THE POSTING OF A COPY OF THE NOTICE ON THE PREMISES. THE MORTGAGOR HEREBY WAIVES ALL RIGHTS UNDER THE CONSTITUTION AND LAWS OF THE UNITED STATES AND THE STATE OF MICHIGAN TO A HEARING PRIOR TO SALE IN CONNECTION WITH FORECLOSURE OF THIS MORTGAGE BY ADVERTISEMENT AND ALL NOTICE REQUIREMENTS EXCEPT AS SET FORTH IN THE MICHIGAN STATUTE PROVIDING FOR FORECLOSURE BY ADVERTISEMENT.

         23. Further Instruments. The Mortgagor shall execute, acknowledge and deliver any and all such further conveyances, documents, mortgages and assurances, and do or cause to be done all such further acts, as Mortgagee may reasonably require to confirm and protect the lien of this Mortgage or otherwise to accomplish the purposes hereof forthwith upon the request of Mortgagee, whether in writing or otherwise.

         24. Notices. All notices, demands, requests, consents and other communications shall be delivered and shall be effective in the manner specified in the Credit Agreement.

         25. Governing Law; Binding Effect; Definitions. This Mortgage, made in the State of Michigan, shall be construed according to the laws thereof and shall be binding upon Mortgagor and its successors and assigns and any subsequent owners of the Mortgaged Premises, and all of the covenants herein contained shall run with the land, and this Mortgage and all of the covenants herein contained shall inure to the benefit of Mortgagee, its successors and assigns. Terms used but not defined herein shall have the meanings ascribed thereto in the Credit Agreement.

         26. Headings. The headings in this Mortgage are for convenience of reference only and shall not limit or otherwise affect the meaning of any provision of this Mortgage.

         27. Fixture Filing. This Mortgage also constitutes a financing statement filed as a fixture filing under the Uniform Commercial Code with respect to goods which are or are to become fixtures relating to the Land and as to which Mortgagor is the debtor and record owner

              MORTGAGE, SECURITY AGREEMENT AND ASSIGNMENT OF RENTS of the Land and Mortgagee is the secured party. It is to be recorded in the real estate records of the County in which the Land is located.

         28. Future Advance Mortgage. This Mortgage secures future advances and is a future advance mortgage under Act No. 348 of the Michigan Public Acts of 1990 (MCL 565.901 et seq). All future advances under the Notes, this Mortgage and the other Loan Documents shall have the same priority as if the future advance was made on the date that this Mortgage was recorded.

         29. Use of Insurance and Condemnation Proceeds. Notwithstanding any other provision of this Mortgage, all insurance proceeds recovered by the Mortgagee on account of damage or destruction to the Mortgaged Premises and all proceeds of any condemnation award recovered by the Mortgagee for any building or equipment taken or damaged, less the cost, if any, to the Mortgagee of such recovery and of paying out such proceeds (including attorneys' fees and costs allocable to inspecting the work and the plans and specifications therefor), shall, upon the written request of the Mortgagor, be applied by the Mortgagee to the payment of the cost of repairing, restoring or rebuilding the improvements on the Mortgaged Premises so damaged or destroyed or of the portion or portions of the Mortgaged Premises not so taken (hereinafter referred to as the "work") and shall be paid out from time to time to the Mortgagor as the work progresses, but subject to the Mortgagee's standard requirements for construction loans of similar nature and subject to the following conditions:

             (a) There shall be no Event of Default under this Mortgage or any of the other Loan Documents; and

             (b) The request for any payment after the work has been completed shall be accompanied by a copy of any certificate or certificates required by law to render occupancy of the Mortgaged Premises legal.

             Upon the completion of the work and payment in full therefore, or upon any failure on the part of the Mortgagor promptly to commence or continue the work, or at any time upon request by the Mortgagor, the Mortgagee may, at its option, either apply the amount of any such proceeds then or thereafter in the hands of the Mortgagee to the payment of the Mortgage Indebtedness or any portion thereof, whether or not then due and payable, or remit such amount to the Mortgagor.

              MORTGAGE, SECURITY AGREEMENT AND ASSIGNMENT OF RENTS

         IN WITNESS WHEREOF, Mortgagor has duly executed this Mortgage as of the day and year first above written.


Signed in the presence of:            KEY PLASTICS, INC.


/s/ Andrew S. Boyce                   By: /s/ Mark J. Abbo
------------------------------            --------------------------------------
Print Name: Andrew S. Boyce               Mark J. Abbo
           -------------------            Its: Treasurer and Assistant Secretary

/s/ Mary S. Kershner
------------------------------
Print Name: Mary S. Kershner
           -------------------


STATE OF MICHIGAN )
                  )SS.
COUNTY OF WAYNE   )

         The foregoing instrument was acknowledged before me on this 28th day of March, 1997, by Mark J. Abbo, the Treasurer and Assistant Secretary of Key Plastics, Inc., a Michigan corporation, on behalf of said corporation.

                                              /s/ Janice K. Atkins
                                              ----------------------------------
                                              Notary Public, Janice K. Atkins
                                              Acting in Wayne County, MI
                                              My Commission Expires: Aug 25 1998

Drafted by and when
recorded return to:

Mi Young Lee, Esq.
Dickinson, Wright, Moon,
 Van Dusen & Freeman
500 Woodward Avenue, Suite 4000
Detroit, Michigan  48226
(313) 223-3500

              MORTGAGE, SECURITY AGREEMENT AND ASSIGNMENT OF RENTS

                                    EXHIBIT A

                                Legal Description
                             (Port Huron, Michigan)

         Real property in the City of Port Huron, County of St. Clair, State of Michigan more particularly described as follows:

         That part of Lots 1 through 16, both inclusive, Block 2 and Lots 1 through 13, both inclusive, Block 1 and vacated Dixon Street and vacated 23rd Street, and vacated alleys adjacent, Dixon Plat, according to the plat thereof as recorded in liber 16, page 159, of Plats, St. Clair County Records, being more particularly described as: Commencing at the southwest corner of Lot 9, Block 2; thence south 89 degrees 52 minutes 00 seconds east 18.00 feet to the point of beginning; thence north 0 degrees 10 minutes 15 seconds east 88.00 feet; thence north 3 degrees 32 minutes 02 seconds west 278.57 feet; thence north 0 degrees 10 minutes 15 seconds east 285.30 feet; thence south 80 degrees 29 minutes 37 seconds east 303.55 feet; thence south 0 degrees 13 minutes 55 seconds west 575.86 feet; thence north 89 degrees 52 minutes 00 seconds west 280.91 feet to the point of beginning.

Parcel Identification No. 74-06-315-0020-000

                                    EXHIBIT B

                             Permitted Encumbrances
                             (Port Huron, Michigan)



1. Right-of-Way in favor of the Detroit Edison Company, as recorded in liber 453 of Deeds, page 213, St. Clair County Records, as to Lot 6, Block 1.

2. The Interest of the State of Michigan, as to all mineral, coal, oil and gas, lying and being on, within or under the Mortgaged Premises, with full and free liberty and power to the said State of Michigan, its duly authorized officers, representatives and assigns, and its, or their lessees, agents and workmen and all other persons by its or their permission, whether already given or hereafter to be given, at any time to enter upon said lands and take all usual, necessary or convenient means for exploring, mining, working, piping, getting, laying up, storing, dressing, making merchantable and taking away the said mineral, coal, oil and gas; and also saving and reserving unto the people of the State of Michigan, the rights of ingress and egress over and across all of the abovementioned description of land lying along any watercourse or stream, pursuant to the provisions of Section 12, of Act 280, Public Acts of 1909, as amended, further excepting and reserving to the State of Michigan, all aboriginal antiquities including mounds, earth-works, forts, burial and village sites, mines or other relics and also reserving the right to explore and excavate for the same, by and through its duly authorized agents and employees, pursuant to the provisions of Act 173, Public Acts of 1929, as reserved in a certain Deed recorded in liber 393 of Deeds, page 463, St. Clair County Records, as to Lots 4 and 5, Block 2.

3. An Easement Agreement in favor of the Detroit Edison Company and Michigan Bell Telephone Company, now known as Ameritech, as recorded in liber 1107 of Deeds, page 921, St. Clair Records, as to Lots 1 and 13, Block 1.

4. Subject to the City of Port Huron for sidewalk and utility purposes over the following described property; Commencing at the southwest corner of Lot 9, Block 2; thence south 89 degrees 52 minutes 00 seconds east 18.00 feet to the point of beginning; thence north 0 degrees 10 minutes 15 seconds east 88.00 feet; thence north 3 degrees 32 minutes 02 seconds west 278.57 feet; thence north 0 degrees 10 minutes 15 seconds east 60.00 feet; thence south 5 degrees 36 minutes 35 seconds east 327.64 feet; thence north 89 degrees 52 minutes 00 seconds west
         15.00 feet to the point of beginning, as disclosed in instrument recorded in liber 1227, page 942, St. Clair County Records.

5. Reservation of a full width utility easement over that part of vacated alley as reserved in resolution recorded in liber 1108 of Deeds, page 378, St. Clair County Records.

6. Encroachment of building and concrete over vacated alleys and vacated Dixon Street and vacated Twenty Third Street, subject to public utilities and Detroit Edison Easement.

7.       Encroachment of concrete walkway at west side of property.

8. Sanitary and storm sewer lines, water lines, electrical lines and transformers.

9. UCC - Fixture Filing and Financing Statement filed and recorded January 27, 1993, in liber 1085 of Mortgages, page 683, St. Clair County Records, Aeroquip Corporation, as Debtor, to First Tennessee Equipment Finance Corporation, as Secured Party, provided that such Fixture Filing and Financing Statement is terminated of record by not later than April 30, 1997.

                    SCHEDULE TO MORTGAGE, SECURITY AGREEMENT
                             AND ASSIGNMENT OF RENTS



1.       The Revolving Credit Loan is payable on September 24, 2003.

2. The Term Loan is payable in 30 consecutive quarterly installments on the last Business Day of each March, June, September and December, commencing with the last Business Day of June, 1997, as follows: (i) twenty-six quarterly principal installments of $75,000 each for the first twenty-six quarterly payments and (ii) four principal installments of $3,262,500 each for the next four quarterly installments, and on September 24, 2004.